     As filed with the Securities and Exchange Commission on April 30, 1998
                                File No. 33-60967
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

              900 Cottage Grove Road, Bloomfield, Connecticut 06152
                                 (203) 726-6000
    (Address and Telephone Number of Depositor's Principal Executive Offices)

                                                Copy to:
Michael A. James, Esquire                       Michael Berenson, Esquire
Connecticut General Life Insurance Company      Suite 400 East
Two Liberty Place                               1025 Thomas Jefferson St., N.W.
21st Floor                                      Washington, D.C.  20007-0805
Philadelphia, PA 19192
(Name and Address of Agent for Service)

            Approximate date of proposed public offering: Continuous

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                (Title and Amount of Securities Being Registered)

An indefinite amount of the securities being offered by the Registration Statement is being registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The initial registration fee of $500 has been paid with this declaration.

The registrant amends this Registration Statement of such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a)may determine.

It is proposed that this filing will become effective:

      immediately upon filing pursuant to paragraph (b) of Rule 485
-----
  X   on May 1, 1998, pursuant to paragraph (b) of Rule 485
-----
      60 days after filing pursuant to paragraph (a) of Rule 485
-----
      on      , pursuant to paragraph (a) of Rule 485
-----    -----

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

N-8B-2 ITEM                CAPTION IN PROSPECTUS

1                 Cover Page; The Separate Account and the Fund Accounts

2                 Cover Page; The Company

3                 Not Applicable

4                 Distribution of Policies

5                 The Separate Account and The Fund Accounts

6                 Not Applicable

7                 Not Applicable

8                 Financial Statements

9                 Legal Proceedings

10                Highlights; Full Surrender; Partial Surrender;
                  Right-to-Examine Period; Conversion; Transfers; The Separate Account and the Fund Accounts; Voting Rights; Lapse; Right to Take Action Regarding the Separate Account; Premium Payments

11                The Separate Account and The Fund Accounts; The Funds

12                Cover Page; The Separate Account and The Fund Accounts; The
                  Funds

13                Cover Page; Highlights; Charges and Fees

14                Highlights; Eligibility

15                Premium Payments; Charges and Fees

16                The Funds

17 Surrender, Lapse, and Reinstatement; Transfers; Right to Examine Period; Certificate Loans

18                Tax Matters

19                Reports to Certificate holders

N-8B-2 ITEM                CAPTION IN PROSPECTUS

20                Not Applicable

21                Certificate Loans

22                Not Applicable

23                Not Applicable

24                Incontestability; Suicide; Misstatement of Age

25                The Company

26                Fund Participation Agreements

27                The Company

28                Directors and Officers

29                The Company

30                Not Applicable

31                Not Applicable

32                Not Applicable

33                Not Applicable

34                Not Applicable

35                The Company

36                Not Applicable

37                Not Applicable

38                Distribution of Policies

39                Distribution of Policies

40                Not Applicable

41                Distribution of Policies

42                Not Applicable

43                Not Applicable

44                The Separate Account and The Fund Accounts; Account
                  Certificates; The

                  Funds; Charges and Fees

N-8B-2 ITEM                CAPTION IN PROSPECTUS

45                Not Applicable

46 The Separate Account and The Fund Accounts; Certificate Values; The Funds; Surrender, Lapse and Reinstatement; Charges and Fees

47                Premium Payments; The Funds

48                Not Applicable

49                Not Applicable

50                Not Applicable

51                Cover Page; Highlights; Eligibility; Coverage Amount;
                  Termination, Continuation, and Conversion; Premium Payments

52                The Funds; Substitution or Elimination of Securities

53                Tax Matters

54                Not Applicable

55                Not Applicable

56                Not Applicable

57                Not Applicable

58                Not Applicable

59                Financial Statements

CONNECTICUT GENERAL
LIFE INSURANCE COMPANY
CG VARIABLE LIFE INSURANCE
SEPARATE ACCOUNT A

HOME OFFICE LOCATION:                     MAILING ADDRESS:
900 COTTAGE GROVE ROAD                    CIGNA
HARTFORD, CT   06152                      LEHIGH VALLEY CORPORATE CENTER
                                          1455 VALLEY CENTER PARKWAY
                                          BETHLEHEM, PA   18017
                                          (800) 225-0646

--------------------------------------------------------------------------------
               THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY
--------------------------------------------------------------------------------


This prospectus describes a group variable universal life insurance contract ("Policy") offered by Connecticut General Life Insurance Company ("the Company"). The Policy is a group master contract entered into between a Group Policyholder (an employer, or a union, or a trustee on behalf of the employer or union) and the Company. Certain Employees (employees or union members) as agreed upon between the Group Policyholder and the Company, may become insured under the Policy. Employees who become insured under the Policy will receive a Certificate of Insurance ("Certificate") describing their rights under the Policy. Employees may obtain life insurance coverage for their spouses and dependent children as well.


This Policy is intended to provide life insurance benefits. It provides for a death benefit, flexible premium payments, a choice of underlying funding options for the accumulation of cash value, and a choice of additional benefit options. Its cash value will, and the death benefit may, vary with the investment performance of the underlying funding options selected. Certificate Cash Values may be used to continue the Certificate in force, may be borrowed within certain limits, and may be fully or partially surrendered. No sales loads are charged under this Policy.

The Company offers seven variable funding vehicles ("Funds") under the Policy through the Separate Account:

            CIGNA  VP Money Market Fund
            Fidelity VIP II Investment Grade Bond Portfolio
            Fidelity VIP II Asset Manager Portfolio
            CIGNA  VP S&P 500 Index Fund
            Fidelity VIP Equity-Income Portfolio
            American Century VP Capital Appreciation
            Fidelity VIP Overseas Portfolio

Each Fund is a portfolio of a diversified open-end management investment company (commonly called a mutual fund) and each Fund has a different investment objective.

The fixed interest option offered under the Policy is the Fixed Account. Amounts held in the Fixed Account are guaranteed and will earn a minimum interest rate of 4% per year. Unless specifically mentioned, this prospectus only describes the variable investment options.

It may not be advantageous to replace existing insurance or supplement an existing variable universal life insurance policy with coverage under the Policy. This entire prospectus, and those of the Funds, should be read carefully to understand the Policy being offered.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE POLICIES OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES OFFERED BY THIS PROSPECTUS IN ANY JURISDICTION TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION.










                          PROSPECTUS DATED: MAY 1, 1998

                                TABLE OF CONTENTS

Definitions..................................................................  5
Highlights...................................................................  7
   Initial Choices...........................................................  7
   Death Benefit Amount......................................................  8
   Amount of Premium Payment.................................................  8
   Selection of Funding Vehicle(s)...........................................  8
   Charges and Fees..........................................................  8
The Company.................................................................. 10
The Separate Account and The Fund Accounts................................... 10
The Funds.................................................................... 11
   Fund Annual Expenses...................................................... 13
   Investment Risk........................................................... 15
   Substitution or Elimination of Funds...................................... 15
   Fund Participation Agreements............................................. 15
Eligibility.................................................................. 16
Coverage Amounts............................................................. 16
   Amounts of Coverage Vehicles.............................................. 16
   Guaranteed Issue Amounts.................................................. 16
   Changes In Coverage Amounts............................................... 17
   Automatic Increase Feature................................................ 17
Effective Dates.............................................................. 18
Right To Examine ............................................................ 18
Death Benefit................................................................ 18
   Amount of Death Benefit................................................... 18
   Payment of Death Benefit.................................................. 18
Premium Payments............................................................. 20
   Premium Payments.......................................................... 20
   Premium Increases......................................................... 20
   Allocation of Net Premium Payments........................................ 21
Certificate Values........................................................... 21
   Cash Value................................................................ 21
   Variable Accumulation Unit Value.......................................... 22
   Transfers................................................................. 23
   Net Cash Value............................................................ 23
Charges and Fees............................................................. 23
   Premium Load.............................................................. 23
   Monthly Deduction......................................................... 24
   Transaction Fee for Excess Transfers and Surrenders....................... 31
   Mortality and Expense Risk Charge......................................... 31
Certificate Loans............................................................ 32
Surrender, Lapse, and Reinstatement.......................................... 33
   Full Surrender............................................................ 33
   Partial Surrender......................................................... 33
   Lapse of a Certificate.................................................... 33
   Reinstatement of a Lapsed Certificate..................................... 33

Termination, Continuation, and Conversion.................................... 33
   Policy Termination........................................................ 33
   Termination of Individual Coverage........................................ 33
   Continuation.............................................................. 34
   Conversion................................................................ 35
Additional Coverage Riders................................................... 35
   Accidental Death, Dismemberment, and Injury............................... 35
   Waiver of Cost of Life Insurance.......................................... 36
   Paid-Up Insurance......................................................... 36
    Accelerated Payment Benefit.............................................. 36
   Seat Belt Benefit......................................................... 37
Other Policy Provisions...................................................... 38
   Deferral of Payment....................................................... 38
   Fixed Benefit Policy Exchange............................................. 38
   Certificate Owner......................................................... 38
   Beneficiary............................................................... 38
   Assignment................................................................ 39
   Incontestability.......................................................... 39
   Misstatement of Age....................................................... 39
   Suicide................................................................... 39
State Variations............................................................. 39
Group Policyholder Elections................................................. 40
Telephone Transactions....................................................... 40
Non-Participating Policies................................................... 40
Dollar Cost Averaging........................................................ 40
Tax Matters.................................................................. 41
   Taxation of Policy Benefits in General.................................... 41
   Diversification Requirements.............................................. 42
   Taxation of the Company................................................... 43
   Section 848 Charges....................................................... 43
   Other Considerations...................................................... 44
Other Matters................................................................ 44
   Voting Rights............................................................. 44
   Directors and Officers of the Company..................................... 45
   Distribution of Policies.................................................. 46
   Other Contracts Issued by the Company..................................... 46
   Right to Take Actions Regarding the Separate Account...................... 47
   State Regulation.......................................................... 47
   Year 2000 Compliance...................................................... 47
   Reports to Certificate Owners............................................. 48
   Advertisements............................................................ 48
   Legal Proceedings......................................................... 48
   Experts................................................................... 48
   Registration Statement.................................................... 49
   Financial Statements...................................................... 50
   Illustrations............................................................. 72
Portfolio Prospectuses....................................................... 74

                                   DEFINITIONS

CASH VALUE: The sum of the Fixed Account Value, the Fund Account Values and the Loan Account Value.

CERTIFICATE: The document given to an Owner as evidence of that person's rights and obligations under the Policy.

CERTIFICATE EFFECTIVE DATE: The date on which the Certificate becomes effective, as shown in the Coverage Verification Pages.

CODE: The Internal Revenue Code of 1986, as amended.

CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Cash Value, rather than by reference to the Coverage, Amount to satisfy the Internal Revenue Service definition of life insurance.

COST OF INSURANCE: The portion of the Monthly Deduction attributable to the life insurance coverage, not including riders, supplemental benefits or monthly administrative fees.

COVERAGE AMOUNT: The amount of life insurance benefit selected by the Owner upon application and changed from time to time by the Owner as described in this prospectus.

CURRENT OUTSTANDING LOAN BALANCE: The Loan Balance plus all interest accrued but not yet paid.

CUSTOMER SERVICE CENTER: The office or representative of the Company to which correspondence should be sent, and any customer service requests made. The address is stated in the Coverage Verification Pages of the Certificate.

DEATH BENEFIT: The amount payable to the beneficiary upon the death of the Insured. The Death Benefit is reduced by any accelerated payment benefit made under the Certificate and any amounts due the Company under the Certificate.

FIXED ACCOUNT: The account under which principal is guaranteed and interest is credited at a rate of not less than 4% per year. Fixed Account assets are general assets of the Company held in the Company's General Account.

FIXED ACCOUNT VALUE: The portion of the Cash Value under a Certificate, other than the Loan Account Value, held in the Company's General Account.

FUND ACCOUNT: An Account under a Certificate, the value of which varies based on the net investment performance of a specific Fund, as described herein. Fund Account assets are held in the Separate Account and are not guaranteed.

FUND ACCOUNT VALUE: The Cash Value portion under a Certificate which is determined by multiplying the number of Variable Accumulation Units in the Fund Account by the current Variable Accumulation Unit Value.

FUND(S): One or more of CIGNA VP Money Market Fund, Fidelity VIP II Investment Grade Bond Portfolio, Fidelity VIP II Asset Manager Portfolio, CIGNA VP S&P 500 Index Fund, Fidelity VIP Equity-Income Portfolio, American Century VP Capital Appreciation and Fidelity VIP Overseas Portfolio.

GENERAL ACCOUNT: The Company's general asset account, in which, along with other assets of the Company, the assets supporting the non-variable portion of the Policy are held.

GRACE PERIOD: The period after the Certificate's Net Cash Value becomes insufficient to cover a due but unpaid Monthly Deduction during which the Owner may keep the Certificate in force by paying the required premium.

INSURED: The person whose life is insured in the Certificate.

LOAN ACCOUNT VALUE: A portion of the Cash Value equal to the sum of all unpaid Certificate loans, plus all unpaid interest added to the Loan Balance as provided for in the Policy, less repayments on loans, plus interest which accrues daily on the Loan Account.

LOAN BALANCE: The sum of all loans under the Certificate, less any loan repayments, plus all unpaid interest added to the Loan Balance as provided for in the Policy.

MONTHLY DEDUCTION: The monthly deduction made from the Net Cash Value; this deduction includes the cost of insurance, monthly administrative fees and charges for supplemental riders or benefits, if applicable.

NET CASH VALUE: The Cash Value less the Current Outstanding Loan Balance.

NET PREMIUM PAYMENT: The portion of a premium payment, after deduction of the premium load for taxes, allocated to the Fixed Account and the Fund Accounts.

OWNER: The Owner of a Certificate under a Policy on the Certificate Effective Date will be the person designated as Owner in the Coverage Verification Pages. If no person is designated as Owner, the Insured will be the Owner.

POLICY: The group life insurance contract described in the prospectus, under which flexible premium payments are permitted and the death benefit and contract values may vary with the investment performance of the funding option(s) selected.

POLICY ANNIVERSARY DATE: The Policy Anniversary Date stated in the Coverage Verification Pages of the Certificate.

POLICY YEAR: Each 12-month period, beginning on the Policy Anniversary Date, during which the Policy is in effect.

RELATED FUND: The Fund whose investment performance is the basis for determining the investment performance of a specific Fund Account.

SEPARATE ACCOUNT: CG Variable Life Insurance Separate Account A. Separate Account assets are kept separate from the general assets of the Company and are not, except to the extent that they exceed Separate Account liabilities, chargeable with the general liabilities of the Company.

VALUATION DAY: Every day on which Variable Accumulation Units are valued; any day on which the New York Stock Exchange is open, except any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

VALUATION PERIOD: The period consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

VALUATION TIME: The time of the close of the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Day. All actions which are to be performed on a Valuation Day will be performed as of the Valuation Time.

VARIABLE ACCUMULATION UNIT: A unit of measure used to calculate the value of a Fund Account.


                                   HIGHLIGHTS


The Policy is a group variable universal life insurance policy. The Policy will be sold to Group Policyholders (employers and unions or a trustee on behalf of the employer or union ) to make available life insurance coverage for their Employees (employees of the employer or members of the union). Employees who purchase coverage on their own lives will receive a Certificate of Insurance under the Policy. Depending upon the plan being offered, employees may also be able to purchase a Certificate of Insurance under the Policy on the lives of their spouses, or term insurance on the lives of their spouses. Term life insurance coverage on the lives of the dependent children of the Employee may be added as an additional benefit to the Certificate of Insurance on the Employee or the Certificate of Insurance on the spouse (but not both).


Each Certificate may accumulate Cash Value on a fixed or a variable basis or on a combination of fixed and variable bases. (See Eligibility Section)

The Policy's provisions may vary from state to state as required by state law and the insurance provisions may vary from policy to policy depending upon the insurance features selected by the group policyholder.

INITIAL CHOICES TO BE MADE

When purchasing a Certificate under a Policy, the Owner makes three important choices:

1) Selecting the initial Coverage Amount;

2) Selecting the amount of premium payments to make; and

3) Selecting how Net Premium Payments will be allocated among the available funding options.

(See Coverage Amount and Premium Payment Sections)

DEATH BENEFIT AMOUNT

At the time of purchase, the Certificate Owner (also called the "Owner" in this prospectus) chooses the initial Coverage Amount. The Coverage Amount may be changed from time to time by the Owner. The Death Benefit will be the Coverage Amount plus the Net Cash Value less any amounts due the Company under the Certificate. The Death Benefit will be reduced by the amount of any Accelerated Payment Benefit made under the Policy. The amount payable will be determined as of the date of the Insured's death based on investment performance and any changes made by the Owner. (See Death Benefit Period)

AMOUNT OF PREMIUM PAYMENT

At the time of purchase, the Owner also chooses the amount of premium to be paid. The Owner may subsequently vary premium payments to some extent and still keep the Certificate in force. Premium reminder notices will be sent for premiums required to continue the Certificate in force. If the Certificate lapses it may be reinstated. (See Reinstatement of a Lapsed Certificate)

SELECTION OF FUNDING VEHICLE(S)

The Owner chooses how to allocate Net Premium Payments. Net Premium Payments may be allocated, in any combination, to one or more Fund Accounts, each of which varies in value based on the performance of a particular Fund, and to the Fixed Account. Allocations to any Fund Account or to the Fixed Account must be in 5% increments. (See Allocation of Net Premium Payments Section)

Fund Account Values are not guaranteed and will vary with the investment performance of the Related Fund.

CHARGES AND FEES

There is no sales load.

There is a premium load on all premium payments which will not exceed 5.00%. Currently, the premium load is 3.00%, which reflects charges to cover the expenses of state premium taxes and the additional federal income tax burden under Section 848 of the Code relating to the tax treatment of deferred acquisition costs.

State premium taxes vary from state to state and may be as low as 0.00% and as high as 3.00%. The premium load comprising the combined charges for federal income taxes and state premium taxes will not exceed 5%. The Company reserves the right to waive the state premium tax portion of the premium load when it would apply to the value of a policy or certificate of life insurance underwritten by the Company or an affiliate which is accepted in exchange for a certificate of insurance under this group variable universal life insurance policy in a transaction under Section 1035 of the Code.

Monthly deductions are made from the Cash Value for the cost of insurance and any additional benefits. Monthly deductions are also made from the Cash Value for administrative expenses. The administrative charge is comprised of two fixed dollar monthly fees. The first fixed dollar monthly fee, which will not exceed $5.00 per month, will be charged to each Certificate under the Policy. The second fixed dollar monthly fee, which will not exceed $3.00 per month, will be charged, in addition to the first fee, to Certificates which have accumulated Cash Value in any Fund Account. The second fixed dollar monthly fee will be waived for Certificates under which the Net Cash Value is greater than $10,000. In addition to the guaranteed maximum amounts for each of the two fixed dollar monthly fees comprising the monthly administrative fee, the sum of the two fixed dollar monthly fees actually charged at any time is guaranteed not to exceed $6.00.

Daily charges to the Fund Accounts are made for the mortality and expense risks. The mortality and expense risk charge may vary up to an annual rate of 0.90%. It is currently at the annual rate of 0.45%.

Investment results for each Fund Account are affected by each Fund's daily charge for management fees; these charges vary by Fund and are shown in the Fund Annual Expenses subsection of The Funds section of this prospectus.

A transaction fee of $25 is imposed for full surrenders, partial surrenders and for transfers in excess of 12 per Policy Year under a Certificate. The Company reserves the right to waive this fee in some circumstances.

Interest is charged on Certificate loans at an effective annual rate of 8%. Interest is credited to funds securing the loan at an effective annual rate of no less than 6%.

In certain instances, the Company may reduce and/or waive certain transaction fees and/or monthly administrative fees in the sale of Policies to certain groups.

Costs for sales, administration, and mortality generally vary with the size and stability of the group, among other factors.

The Company takes all these factors into account when reducing or waiving charges. To qualify for reduced or waived charges, a group or similar arrangement must meet certain requirements, including our requirements for size and ease of administration.

The Company will make any reductions or waivers according to its rules in effect when an application or enrollment form for a Policy is approved. The Company may change these rules from time to time. Any variation in the monthly administrative fees or transaction fees will reflect differences in costs or services and will not be unfairly discriminatory.


                                   THE COMPANY

The Company is a stock life insurance company incorporated in Connecticut in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone
(860) 726-6000. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various affiliates or wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is an indirect wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania.

The Company markets the Policies through independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc.


                   THE SEPARATE ACCOUNT AND THE FUND ACCOUNTS

Cash Value invested in the Fund Accounts of a Certificate under the Policy is held in the Separate Account. The Separate Account, CG Variable Life Insurance Separate Account A, was established pursuant to a May 22, 1995 resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. The Company serves as the custodian of the assets of the Separate Account. These assets are held for the Policies. The Separate Account cannot be charged with liabilities of the Company other than Fund Account liabilities under the Policies or under other Policies whose variable values and benefits are supported by the Separate Account, except to the extent that the Separate Account assets exceed the reserves and other contract liabilities of the Separate Account.

All obligations arising under the Policies are general corporate liabilities of the Company. Separate Account assets are invested in shares of Funds.

Owners who allocate Net Premium Payments, or transfer funds from another account, into a Fund Account are credited with Variable Accumulation Units of the Fund Account valued at the current Variable Accumulation Unit Value for that Fund Account. Variable Accumulation Unit Values for a Fund Account vary each Valuation Day based on the investment performance of the Related Fund. Any and all distributions made by any Fund with respect to shares held by the Separate Account will be reinvested in additional shares of the Fund at net asset value.

Deductions, transfers, and surrenders from Fund Accounts will, in effect, be made by surrendering Variable Accumulation Units of the Fund Account at the then current Variable Accumulation Unit Value.

The Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (the "Act"). Such registration does not involve supervision of the Separate Account or the Company's management of investment practices or policies by the Commission. The Company does not guarantee the Separate Account's investment performance or the performance of the Certificates' Fund Accounts.

The Company has other separate accounts registered as unit investment trusts with the Commission for the purpose of funding the Company's variable annuity contracts and other variable life insurance contracts.

                                    THE FUNDS

Each of the Fund Accounts under a Certificate is supported solely by the shares of one of the Funds available as funding vehicles under the Policies. Each of the Funds is a portfolio of a trust or a corporation which is registered as an open-end, diversified management investment company under the Act (an "Investment Company").

The Investment Companies and their investment advisers and distributors are:

Fidelity VIP Equity-Income Portfolio and Fidelity VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund; and Fidelity VIP II Asset Manager Portfolio and Fidelity VIP II Investment Grade Bond Portfolio are portfolios of the Variable Insurance Products Fund II.

Fidelity Management & Research Company, 82 Devonshire Street, Boston, Massachusetts, is the investment adviser to Variable Insurance Products Fund and Variable Insurance Products Fund II. These funds are distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02103.

American Century VP Capital Appreciation is a portfolio of American Century Variable Portfolios, Inc.

American Century Investment Management, Inc., Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri, 64111 is the investment adviser to American Century Variable Portfolios, Inc. which is distributed by American Century Variable Portfolios, Inc., 4500 Main Street, P.O. Box 419385, Kansas City, MO., 64141-6385.

CIGNA VP S&P 500 Index Fund and CIGNA VP Money Market Fund are portfolios of CIGNA Variable Products Group.


CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, Connecticut, 06152, is the investment adviser to CIGNA Variable Products Group, which is distributed by CIGNA Financial Services, Inc., 900 Cottage Grove Road, Bloomfield, CT. 06152


The investment advisory fees charged the Funds by their advisers are shown in the Fund Annual Expenses portion of this section of this Prospectus.

There follows a brief description of the investment objective of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

CIGNA VP MONEY MARKET FUND

The fund seeks to earn a high level of current income while maintaining a stable share price by investing in high-quality, short-term money market securities of different types. It stresses income, preservation of capital, and liquidity, and does not seek the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.

FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO

The fund seeks high current income by investing primarily in fixed-income obligations of all types. The fund invests at least 65% of its assets in investment-grade, fixed income securities such as bonds, notes and debentures, and maintains a dollar-weighted average maturity of ten years or less. Because the fund invests in fixed income securities, its share price is related to changes in interest rates. The fund may use various investment techniques to hedge the fund's risks, but there is no guarantee that these strategies will work as intended. With its focus on medium to high-quality investments and intermediate maturity, the fund has a moderate risk level and yield potential.

FIDELITY VIP II ASSET MANAGER PORTFOLIO

The fund seeks high total return with reduced risk over the long term. The fund seeks to achieve its investment objective by allocating its assets among stocks, bonds, short-term and money market instruments and other investments of U.S. and foreign issuers. The fund spreads its assets among all three asset classes moderating both its risk and return potential. Because the fund can invest in bonds and short-term instruments and money market instruments, its returns may not be as high as a fund that invests only in stocks.

CIGNA  VP S&P 500 INDEX FUND

The fund seeks to match the total return of the S&P 500 while keeping expenses low.

The S&P is made up of 500 common stocks, most of which trade on the New York Stock Exchange. The fund's composition may not always be identical to that of the S&P 500. Because the fund seeks to track, rather than exceed, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. It should not be expected to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poors Corporation and have been licensed for use by Connecticut General Life Insurance Corporation. The fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund Account.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

The fund seeks reasonable income by investing primarily in income-producing securities. It will normally have 65% of its assets invested in such securities. The balance will tend to be invested in debt obligations many of which are expected to be convertible into common stock. The fund seeks to achieve a yield that beats that of the S&P 500. The fund does have the flexibility to invest the balance in all types of securities, including bonds of varying quality. The fund is designed for those who want some income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential.

AMERICAN CENTURY VP CAPITAL APPRECIATION

The investment objective of American Century VP Capital Appreciation is capital growth. The fund will seek to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. It may purchase securities only of companies that have a record of at least three years' continuous operation.

FIDELITY VIP OVERSEAS PORTFOLIO

The fund seeks long-term growth of capital by investing primarily in securities of issuers whose principal activities are outside of the U.S. The fund normally invests at least 65% of its total assets in securities of issuers from at least three different countries outside of North America. The fund expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality. The fund may invest in the securities of any issuer, including companies and other business organizations, as well as governments and government agencies. It is important to note that investments in foreign securities involve risks in addition to those of U.S. investments. The performance of the fund depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests.

FUND ANNUAL EXPENSES

(as a percentage of Fund average net assets)

The management fees for each Fund are based on a percentage of that Fund's assets under management. The fees below represent the amounts payable to the investment adviser of each of the Funds on an annual basis as of the date of this Prospectus, plus other expenses.

                                                                        Total
                                                     Mgmt.   Other      Annual
                                                     Fees    Expenses   Expenses
                                                     ----    --------   --------
CIGNA  VP Money Market Fund (a)                      .35%      .15%       .50%
Fidelity VIP II Investment Grade Bond Portfolio      .44%      .14%       .58%
Fidelity VIP II Asset Manager Portfolio (b)          .55%      .10%       .65%
CIGNA  VP S&P 500 Index Fund(a)                      .25%      .00%       .25%
Fidelity VIP Equity-Income Portfolio(b)              .50%      .08%       .58%
American Century VP Capital Appreciation            1.00%      .00%      1.00%
Fidelity VIP Overseas Portfolio(b)                   .75%      .17%       .92%


The purpose of the above Table is to assist the Certificate Owner in understanding the various Fund costs and expenses that a Certificate Owner will incur, directly or indirectly. For additional information, see other subsections of The Funds section in this prospectus and the discussion in each Fund's prospectus.

----------

(a) The Investment Advisor for CIGNA Money Market Fund and CIGNA S&P 500 Index Fund has voluntarily agreed to limit total annual expenses to 0.50% and 0.25% of average net assets, respectively.



      These agreements are voluntary and may end at any time; however, the Investment Advisor for the funds has committed to maintain these caps on expenses until May 1, 1999.



      Total Fund Operating Expenses for the S&P 500 Index Fund for 1997, absent expense reimbursements, were 55% of this Fund's average daily net asset value. Total Fund Operating Expenses for the Money Market Fund for 1997 absent expense reimbursement were 1.11% of this Fund's average daily net asset value. Other Operating Expenses and Total Fund Operating Expenses reflect the current voluntary expense limitation effective January 1, 1998.



(b) A portion of the brokerage commissions that certain Fidelity funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, 0.90% for Fidelity VIP Overseas Portfolio, and 0.64% for Fidelity VIP II Asset Manager Portfolio.

INVESTMENT RISK

There is no assurance that the investment objective of any of the Funds will be met. A Certificate Owner bears the complete investment risk for those portions of his Cash Value allocated to a Fund Account. Each of the Fund Accounts involves inherent investment risk, and such risk varies significantly among the Fund Accounts. Certificate Owners should read each Fund's prospectus carefully and understand the Fund Accounts' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments for the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company.

All of the funds, except CIGNA VP Money Market Fund and CIGNA VP S&P 500 Index Fund may invest a portion of their funds in lower-quality debt securities. These lower-quality debt securities (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in interest rates, economic conditions, and the issuer's creditworthiness.

As a result, their market prices tend to fluctuate more than higher-quality securities. Lower-quality securities are those rated lower than Baa by Moody's Investors Service, Inc., or lower than BBB by Standard & Poor's Corporation. Certain of the portfolios offered as underlying funds may invest in such lower-quality debt securities. See the prospectus for each portfolio for a further discussion of the risks and for additional information regarding the portfolio's investment policies and restrictions.

SUBSTITUTION OR ELIMINATION OF FUNDS

If the shares of any Fund should no longer be available for investment by the Separate Account or if, in the judgment of the Company, further investment in such shares should become inappropriate for the Policies or the Separate Account, the Company may substitute shares of another Fund or eliminate such Fund from the Separate Account. No substitution or elimination of securities supporting any Fund Account may take place without prior approval of the Commission and under such requirements as it may impose and notification to Group Policyholders and Owners.

FUND PARTICIPATION AGREEMENTS

The Company has entered into agreements with the various Investment Companies and their advisers or distributors through which the Company makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate the Company for such services.

                                   ELIGIBILITY


The Policies will be sold to Group Policyholders (employers and unions and trustees on behalf of employers and unions) who wish to make variable universal life insurance coverage available to all or a portion of their Employees (employees of employers and members of unions) and retirees, and their families. Employees may apply for coverage under the Policy within policy limits and subject to certain requirements or provide evidence of good health acceptable to the Company.


Depending upon the coverage selected by the group Policyholder, several different possible family coverage and continuation provisions may be available. Employees may be able to apply for variable universal life insurance coverage on their spouses or term life coverage on their spouses. Employees may be able to purchase term life insurance coverage on their children. Employees may be able to continue their coverage upon retirement, leave of absence, and/or termination of employment. Spouses may be able to continue coverage upon divorce, or death of the Employee.

No policy or certificates will be issued unless a minimum number or percentage of Employees eligible applies for coverage under the policy. These minimums will be determined by the Company, based on group characteristics in advance of offering to the Employees. No certificate of insurance under the policy will be issued to an Employee, spouse, or dependent for whom this policy appears to be an unsuitable investment.


                                COVERAGE AMOUNTS

AMOUNTS OF COVERAGE

Coverage Amounts for Employees will be in multiples of the Employee's annual compensation and will be selected by the Employee at the time of enrollment. The minimum Coverage Amount for Insured Employees is $10,000. The minimum Coverage Amount for spouses is $10,000 or such lesser amount as may be required by state law. The maximum Coverage Amount will be agreed upon by the Group Policyholder and the Company but shall not be more than the lesser of ten times annual compensation or a fixed dollar maximum.

Coverage for spouses will be in a limited number of selections up to the lesser of $100,000 or three times the Employee's annual compensation. The maximum coverage for spouses will be less where required by state law.

Maximum Coverage Amounts are subject to limitation by state law and may vary from state to state.

GUARANTEED ISSUE AMOUNTS

Employees will be able to purchase insurance on themselves and their spouses in amounts up to a guaranteed issue amount without providing evidence of good health acceptable to the

Company. The guaranteed issue amount will be agreed upon between the Group Policyholder and the Company before coverage under the Policy is offered to Employees. Employees and their spouses will be required to provide evidence of good health acceptable to the Company for amounts of insurance in excess of the guaranteed issue amount, for any increases in coverage, or if they enroll more than 31 days after becoming eligible.

CHANGES IN COVERAGE AMOUNTS

Changes in the Coverage Amount of a Certificate can be made by submitting a written request to the Customer Service Center in a form satisfactory to the Company.

Increases in an Employee's Coverage Amount may be applied for based on an increase in the Employee's annual compensation or a higher multiple of the Employee's compensation. Increases in the Coverage Amount for a spouse or child may be applied for at any time.

Changes in the Coverage Amount are subject to the following conditions:

      Satisfactory evidence of good health acceptable to the Company and a supplemental application will be required for an increase in the Coverage Amount.

      No decrease may reduce the Coverage Amount to less than $10,000 (for spouses, such lesser amount as may be required by state law).


      No decrease may reduce the Coverage Amount below the minimum required to maintain the Policy's or the Certificate's status under the Code as a life insurance contract.


      If the Automatic Increase Feature is available on the Policy and the Employee has elected it, the Coverage Amount for an Insured Employee will be increased on the Policy Anniversary Date to maintain his elected multiple of annual compensation. The amount of the increase may be limited to an amount predetermined by the Group Policyholder. Evidence of good health acceptable to the Company will not be required for increases in Coverage Amount through the Automatic Increase Feature.


      If the Life Status Change feature is available on the Policy, the coverage amount for an Insured Employee can be increased by one times the employee's annual compensation within 31 days of a qualifying Life Status Change event. Evidence of good health acceptable to the Company will not be required for this increase in coverage.

AUTOMATIC INCREASE FEATURE

If the Group Policyholder has elected to have this feature offered on the Policy, and the Employee has elected this feature, the Employee's Coverage Amount will be increased on each Policy Anniversary Date in order to maintain his elected multiple of annual compensation. Evidence of good health acceptable to the Company will not be required for this increase in Coverage Amount. The amount of the increase may be subject to a dollar and/or percentage limit. This feature will terminate if the Owner otherwise increases or decreases the Coverage

Amount to an amount which is not a whole multiple of the Employee's Annual Compensation.

                                 EFFECTIVE DATES

Coverage, for applicants who apply within 31 days of becoming eligible, up to the guaranteed issue amount, will become effective either when the applicant becomes eligible or when the completed application is received. For applicants who apply later, and for amounts in excess of the guaranteed issue amount, coverage will become effective when the Company agrees in writing to insure the applicant.

For Employees not in active service, the effective date of coverage will be delayed until the return to active service. For spouses who are disabled or for spouses and children who are hospitalized or confined at home under medical care, the effective date of coverage will be delayed until all such conditions have ended. If the conditions delaying the effective date are not resolved within 90 days of the original application date, a new application and new evidence of good health acceptable to the Company will be required.

                                RIGHT TO EXAMINE

A Certificate may be returned for cancellation and a full refund of premium within 30 days after the Certificate is received, unless otherwise stipulated by state law requirements. Any premium payment made prior to the expiration of the 30-day Right-to-Examine period will be held in the Fixed Account and not allocated to the Separate Account even if the Certificate Owner may have so directed until three business days following the expiration of the Right-to-Examine period. If the Certificate is returned for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears the bank upon which it is drawn. Any refund will be reduced by partial surrenders or loans plus interest accrued.

                                  DEATH BENEFIT

AMOUNT OF DEATH BENEFIT

The Death Benefit will be the greater of the Coverage Amount , plus the Net Cash Value, or the Corridor Death Benefits. The Death Benefit varies, increasing or decreasing over time, depending on the amount of premium paid and the investment performance of the Fund Accounts and the Fixed Account. The Death Benefit will be reduced by any amount paid under the Accelerated Payment Benefit Rider.



PAYMENT OF DEATH BENEFIT

The Death Benefit under the Certificate will be paid in a lump sum within seven days after receipt at the Customer Service Center of due proof of the Insured's death (a certified copy of the death certificate) plus such other documentation as the Company may require as proof of a covered claim under the Certificate. Payment of the Death Benefit may be delayed if the Certificate is being contested.

The Death Benefit under the Certificate at any time must be at least the following "Corridor Percentage" of the Cash Value based on the Insured's attained age:


   INSURED'S      CORRIDOR          INSURED'S         CORRIDOR
  ATTAINED AGE    PERCENTAGE       ATTAINED AGE      PERCENTAGE
  ------------    ----------       ------------      ----------
     0-40           250%              70               115%
      41            243               71               113
      42            236               72               111
      43            229               73               109
      44            222               74               107
      45            215               75               105
      46            209               76               105
      47            203               77               105
      48            197               78               105
      49            191               79               105
      50            185               80               105
      51            178               81               105
      52            171               82               105
      53            164               83               105
      54            157               84               105
      55            150               85               105
      56            146               86               105
      57            142               87               105
      58            138               88               105
      59            134               89               105
      60            130               90               105
      61            128               91               104
      62            126               92               103
      63            124               93               102
      64            122               94               101
      65            120               95               100
      66            119               96               100
      67            118               97               100
      68            117               98               100
      69            116               99               100

The Company may refuse to accept additional premiums, increase the Coverage Amount or require the Owner to request a partial surrender of cash value to assure that this corridor requirement is met. Evidence of good health acceptable to the Company may be required for any increases in coverage to accommodate the corridor requirement.

                                PREMIUM PAYMENTS

PREMIUM PAYMENTS

The Certificates provide for flexible premium payments. Premium payments are payable at the frequency and in the amount selected by the Certificate Owner. The initial premium payment is due on the Certificate Effective Date. Premiums may be paid on a lump-sum basis or on a periodic basis (for Insured Employees, periodic premium payments are ordinarily made through payroll deduction; for other Eligible Classes, periodic billing may be available) . The minimum payment required is the amount necessary to maintain a positive Net Cash Value. After the initial premium payment, each subsequent lump-sum premium payment must be at least $25. The Company reserves the right to decline a premium payment as specified in other sections of the prospectus.

All premium payments, whether periodic or on a lump-sum basis, will be deemed received when actually received by the Company at its Customer Service Center; or, if such premium payment is made by payroll deduction, such premium payment will be deemed received when the Company has confirmed receipt of a wire transfer into a bank account maintained by the Company for receipt of premium from Group Policyholders under these Policies. Such a wire transfer must be preceded, by 2 business days, by a reconciliation statement identifying the Group Policyholder, the Certificate number, the Owner and the amount of premium received for each Certificate. Remittance of premium payments through the payroll deduction mechanism often requires significant processing time for collection and reconciliation of individual premium payments and to coordinate varying payroll cycles with monthly premium due dates. Premium payments are not deemed received, and cannot be credited to Certificates, until the above reconciliation and receipt requirements are met.

The Certificate Owner may elect to change the frequency or amount of premium payments.

Payment of periodic premium or lump-sum premium in any amount will not guarantee that the Certificate will remain in force. Conversely, failure to pay periodic premium or lump-sum premium will not necessarily cause a Certificate to lapse. A Certificate will not lapse as long as the Net Cash Value is adequate to cover the next monthly deduction.

PREMIUM INCREASES

At any time, the Owner may increase periodic premium payment amounts or make lump-sum premium payments, but:

      Evidence of good health acceptable to the Company may be required if the additional premium or the new periodic premium payment would require the Company to increase the Coverage Amount. If satisfactory evidence of good health is requested and not provided, the increase in premium will be refunded without interest and without participation of such amounts in any Fund Account.

      In no event may the total of all premium payments exceed the then-current maximum premium limitations established by federal tax law for a Certificate to qualify as a life insurance contract. If, at any time, a premium payment would result in total premiums exceeding such maximum premium limitation, the Company will not accept that premium payment. The premium payment will be returned or applied as otherwise agreed and no further premium payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

      If there is any Current Outstanding Loan Balance, any lump-sum premium payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment unless otherwise agreed between the Owner and the Company.

ALLOCATION OF NET PREMIUM PAYMENTS

At the time of purchase of the Certificate, the Owner decides how to allocate Net Premium Payments among the Fund Accounts and the Fixed Account. Allocation to any one Fund Account or to the Fixed Account must be in increments of 5% of the Net Premium Payment. The portion of any Net Premium Payment allocated to a Fund Account will be used to purchase Variable Accumulation Units of that Fund Account.

The number of Variable Accumulation Units credited to the Fund Account for any single purchase is determined by dividing the amount of the Net Premium Payment being allocated to that Fund Account by the value of the Variable Accumulation Unit for that Fund Account.

During the Right-to-Examine period, any Net Premium Payment will be allocated to the Fixed Account, and interest will be credited from the later of Certificate Effective Date or the date the Net Premium Payment was received. The Company will allocate the Net Premium Payments received during the Right to Examine Period directly to the Fund Account(s) selected by the Owner within three days after expiration of the Right-to-Examine period.

Unless the Company is directed otherwise by the Certificate Owner, subsequent Net Premium Payments will be allocated on the same basis as the most recent Net Premium Payment. Such allocation will occur as of the Valuation Day during which the payment is received.

The allocation for future premium payments may be changed at any time free of charge. Any new allocation will be applied to premium payments beginning no later than one week after the Company receives the notice of the new allocation. Any new allocation must allocate to any single Fund Account or the Fixed Account in increments of 5% of the Net Premium Payment.

                               CERTIFICATE VALUES

CASH VALUE

The Cash Value of the Certificate is the sum of the Fixed Account Value, the Fund Account Values, and the Loan Account Value.

The Loan Account Value is described under the Certificate Loan Provisions section of this prospectus.

The Fixed Account Value is the sum of: a) the Fixed Account Value at the end of the preceding day, minus b) charges or fees charged to the Fixed Account and transfers and surrenders out of the Fixed Account during that day, plus c) interest on the difference between a and b, plus d) the sum of all transfers into the Fixed Account during that day and all net premium allocated to the Fixed Account during that day.

The Fund Account Value is the product of the number of Variable Accumulation Units in that Fund Account and the Variable Accumulation Unit Value for that Fund Account.

Variable Accumulation Units are added to a Fund Account when Net Premium Payments are allocated to the Fund Account or funds are transferred into the Fund Account from another Fund Account, the Fixed Account, or the Loan Account. Variable Accumulation Units are deducted from a Fund Account when funds are transferred out of the Fund Account to another Fund Account, the Fixed Account, or the Loan Account. Variable Accumulation Units are also deducted from the Fund Account when funds are transferred out of the Fund Account for surrender or partial surrender. Variable Accumulation Units will also be deducted from the Fund Account when funds are withdrawn from the Fund Account for the Monthly Deductions, transaction fees, or other charges which are charged to a Fund Account as provided for in the Policy.

The number of Variable Accumulation Units to be added to or deducted from a Fund Account is determined by dividing the dollar amount to be credited to or charged against the Fund Account by the Variable Accumulation Unit Value of a Variable Accumulation Unit for that Fund Account during the Valuation Period in which the credit or charge will occur.

The Variable Accumulation Unit Value for a Fund Account is maintained by the Company and changes from Valuation Period to Valuation Period based on the investment performance of the Related Fund, the mortality and expense risk charge, and any charges to the Fund Account for taxes resulting from the operation of the Separate Accounts. (See Variable Accumulation Unit Value below.)

The Fixed Account Value is guaranteed; but there is no assurance that the sum of the Fund Account Values of the Certificate will equal or exceed the Net Premium Payments allocated to the Fund Accounts.

Each Certificate Owner will be advised at least annually as to the number of Variable Accumulation Units which are credited to the Certificate, the current Variable Accumulation Unit Values, the Fund Account Values, the Fixed Account Value and the Loan Account Value. This information is available daily from the Customer Service Center.

VARIABLE ACCUMULATION UNIT VALUE

The value of a Variable Accumulation Unit for any Valuation Period is determined by multiplying the value of that Variable Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the current period for the appropriate Fund Account. The Net Investment Factor is determined separately for each Fund Account by dividing (a) by (b) and subtracting (c) from the result, where (a) equals the net asset value per share of the Related Fund at the end of the Valuation Period plus the per share amount of any distribution declared by the Fund if the "ex-dividend" date is during the Valuation Period plus or minus the Fund Account's proportionate share of taxes or provisions for taxes, if any, attributable to the operation of the Separate Account during the Valuation Period; (b) equals the net asset value per share of the Related Fund at the beginning of that Valuation Period, and (c) is the daily charge for mortality and expense risk multiplied by the number of days in the Valuation Period.

TRANSFERS

While the Certificate is in force, values may, at any time, be transferred from one Fund Account to another, or from the Fund Accounts to the Fixed Account. Within the 30 days after each Policy Anniversary, the Owner may also transfer a portion of the Fixed Account Value to one or more Fund Accounts. The cumulative amount of any transfers from the Fixed Account within any such 30-day period cannot exceed 25% of the Fixed Account Value on that Policy Anniversary Date. The Company may further limit transfers from the Fixed Account at any time. Transfers will be effective as of the Valuation Day during which the request is received in good order at the Customer Service Center. Transfers may be subject to a maximum amount and to limitations imposed by the Funds.

Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge.

Transfers may be made in writing (or by telephone if telephone transactions have been previously authorized in writing). To make a telephone transfer, the Certificate Owner must call the Customer Service Center and provide, as identification, his Certificate number, his Social Security number, and his personal identification number. A customer service representative will then, upon ascertaining that telephone transfers are authorized for that Certificate, take the transfer request, which will be processed as of the next close of business and confirmed within five business days. The Company disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.

Any transfers among the Fund Accounts or from a Fund Account to the Fixed Account will result in the crediting and cancellation of Variable Accumulation Units based on the Variable Accumulation Unit values next determined after a written request is received at the Customer Service Center. The Certificate Owner should carefully consider current market conditions and each Fund's investment policies and related risks before transferring money between the Fund Accounts. See the section of this Prospectus titled "The Funds," and the prospectuses of the Funds.

NET CASH VALUE

The Net Cash Value is the Cash Value of the Certificate minus the Current Outstanding Loan Balance.

                                CHARGES AND FEES

PREMIUM LOAD

A deduction of 3.0% of each premium will be made to cover the premium load. This load consists of 2.50% for state premium taxes and 0.50% for federal income taxes. The load may be changed from time to time but may not exceed 5%. There is no sales load.

State premium taxes vary from state to state and may be as low as 0.00% and as high as 3.00%. The 2.5% charge reflects an average state premium tax expense expected to be incurred for group variable life insurance policies offered in this Prospectus; although applicable state premium tax laws may assess a tax at a rate either higher or lower than the charge included in the premium load under the Policy. This charge may vary from time to time based on changes in state premium tax laws, which states' premium tax laws are applicable to the policy and the amounts of premium received in such states; however, the premium load comprising the combined charges for federal income taxes and state premium taxes will not exceed 5%. The Company reserves the right to waive the state premium tax portion of the premium load when it would apply to the value of a policy or certificate of life insurance underwritten by the Company or an affiliate which is accepted in exchange for a certificate of insurance under this group variable universal life insurance policy.

MONTHLY DEDUCTION

A Monthly Deduction is made from the Net Cash Value for administrative expenses. The monthly administrative fee will be comprised of two fixed dollar monthly fees.

The first fixed dollar monthly fee, which will not exceed $5.00 per month, will be charged to each Certificate. The second fixed dollar monthly fee, which will not exceed $3.00 per month, will be charged, in addition to the first, to Certificates which have accumulated Cash Value in any Fund Account. The second fixed dollar monthly fee will be waived for any Certificate whose Net Cash Value is greater than $10,000. In addition to the guaranteed maximum amounts for each of the two fixed dollar monthly fees comprising the monthly administrative fee, the sum of the two fixed dollar monthly fees actually charged at any time is guaranteed not to exceed $6.00.

This charge is for items such as premium billing and collection, Certificate value calculation, confirmations and periodic reports.

A Monthly Deduction is also made from the Net Cash Value for the Cost of Insurance and any charges for additional benefits or coverages. The Cost of Insurance is determined by multiplying the Coverage Amount by the applicable Cost of Insurance Rate as determined by the Company. The Cost of Insurance Rate depends on the attained age, type of benefit, size and type of group, gender mix of the group, expectations of participation, Eligible Class of Insured, smoker/non-smoker status, experience , federal and state taxes, rating classes, expectations of future mortality, whether premiums are paid directly to the Company or through payroll deduction, the Company's general costs for distribution and administration of the Policies, and the current Coverage Amount.

THE GUARANTEED MAXIMUM COST OF INSURANCE RATES, PER $10,000 OF COVERAGE AMOUNT, FOR STANDARD RISKS ARE SET FORTH IN THE FOLLOWING TABLE BASED ON 150% OF THE 1980 COMMISSIONERS STANDARD ORDINARY MALE MORTALITY TABLES, AGE LAST BIRTHDAY.



    Attained Age            Monthly          Attained Age            Monthly
    Last Birthday            Rate            Last Birthday            Rate
    -------------            ----            -------------            ----
         16                 $  1.99               37                $    3.11
         17                 $  2.15               38                $    3.35
         18                 $  2.27               39                $    3.63
         19                 $  2.35               40                $    3.94
         20                 $  2.37               41                $    4.28
         21                 $  2.37               42                $    4.64
         22                 $  2.35               43                $    5.04
         23                 $  2.30               44                $    5.47
         24                 $  2.25               45                $    5.92
         25                 $  2.19               46                $    6.41
         26                 $  2.15               47                $    6.93
         27                 $  2.14               48                $    7.48
         28                 $  2.12               49                $    8.10
         29                 $  2.15               50                $    8.78
         30                 $  2.19               51                $    9.57
         31                 $  2.25               52                $   10.45
         32                 $  2.34               53                $   11.46
         33                 $  2.44               54                $   12.58
         34                 $  2.56               55                $   13.78
         35                 $  2.71               56                $   15.06
         36                 $  2.90               57                $   16.42

THE GUARANTEED MAXIMUM COST OF INSURANCE RATES, PER $10,000 OF COVERAGE AMOUNT, FOR STANDARD RISKS ARE SET FORTH IN THE FOLLOWING TABLE BASED ON 150% OF THE 1980 COMMISSIONERS STANDARD ORDINARY MALE MORTALITY TABLES, AGE LAST BIRTHDAY. (CONTINUED)



    Attained Age            Monthly          Attained Age            Monthly
    Last Birthday            Rate            Last Birthday            Rate
         58                 $ 17.86               79                $  126.29
         59                 $ 19.44               80                $  138.01
         60                 $ 21.20               81                $  151.28
         61                 $ 23.20               82                $  166.45
         62                 $ 25.45               83                $  183.54
         63                 $ 27.98               84                $  202.21
         64                 $ 30.79               85                $  222.14
         65                 $ 33.82               86                $  243.05
         66                 $ 37.08               87                $  264.86
         67                 $ 40.53               88                $  287.59
         68                 $ 44.27               89                $  311.42
         69                 $ 48.41               90                $  336.81
         70                 $ 53.10               91                $  364.47
         71                 $ 58.48               92                $  395.85
         72                 $ 64.67               93                $  434.54
         73                 $ 71.72               94                $  488.72
         74                 $ 79.51               95                $  575.26
         75                 $ 87.89               96                $  732.95
         76                 $ 96.76               97                $1,061.50
         77                 $106.02               98                $1,508.68
         78                 $115.76               99                $1,508.68

If rates are provided on a Smoker/Non-Smoker basis, the following guaranteed rates will apply:

THE GUARANTEED MAXIMUM COST OF INSURANCE, PER $10,000 OF COVERAGE AMOUNT FOR STANDARD SMOKER RISKS ARE SET FORTH IN THE FOLLOWING TABLE BASED ON 150% OF THE 1980 COMMISSIONER STANDARD ORDINARY MALE SMOKER MORTALITY TABLE.



    Attained Age            Monthly          Attained Age            Monthly
    Last Birthday            Rate            Last Birthday            Rate
    -------------            ----            -------------            ----
         16                $    2.35              37                $    3.81
         17                $    2.56              38                $    4.13
         18                $    2.71              39                $    4.50
         19                $    2.81              40                $    4.94
         20                $    2.89              41                $    5.43
         21                $    2.91              42                $    5.95
         22                $    2.89              43                $    6.54
         23                $    2.82              44                $    7.16
         24                $    2.76              45                $    7.86
         25                $    2.67              46                $    8.56
         26                $    2.60              47                $    9.33
         27                $    2.56              48                $   10.14
         28                $    2.55              49                $   11.03
         29                $    2.57              50                $   12.02
         30                $    2.62              51                $   13.12
         31                $    2.70              52                $   14.36
         32                $    2.80              53                $   15.77
         33                $    2.94              54                $   17.30
         34                $    3.09              55                $   18.92
         35                $    3.29              56                $   20.63
         36                $    3.51              57                $   22.39

THE GUARANTEED MAXIMUM COST OF INSURANCE, PER $10,000 OF COVERAGE AMOUNT FOR STANDARD SMOKER RISKS ARE SET FORTH IN THE FOLLOWING TABLE BASED ON 150% OF THE 1980 COMMISSIONER STANDARD ORDINARY MALE SMOKER MORTALITY TABLE.



    Attained Age           Monthly           Attained Age           Monthly
    Last Birthday            Rate            Last Birthday            Rate
    -------------            ----            -------------            ----
         58                $   24.16              79                $  144.93
         59                $   26.07              80                $  156.75
         60                $   28.21              81                $  169.90
         61                $   30.63              82                $  184.77
         62                $   33.33              83                $  201.61
         63                $   36.49              84                $  219.94
         64                $   39.95              85                $  239.24
         65                $   43.71              86                $  259.07
         66                $   47.62              87                $  279.08
         67                $   51.69              88                $  299.20
         68                $   55.89              89                $  319.44
         69                $   60.60              90                $  340.09
         70                $   65.82              91                $  364.81
         71                $   71.70              92                $  392.00
         72                $   78.42              93                $  423.51
         73                $   86.07              94                $  465.41
         74                $   94.51              95                $  529.23
         75                $  103.50              96                $  647.36
         76                $  113.44              97                $  885.25
         77                $  123.66              98                $ 1473.40
         78                $  134.04              99                $ 1508.68

THE GUARANTEED MAXIMUM COST OF INSURANCE, PER $10,000 OF COVERAGE AMOUNT FOR STANDARD NONSMOKER RISKS ARE SET FORTH IN THE FOLLOWING TABLE BASED ON 150% OF THE 1980 COMMISSIONER STANDARD ORDINARY MALE NONSMOKER MORTALITY TABLE.



    Attained Age            Monthly          Attained Age            Monthly
    Last Birthday            Rate            Last Birthday            Rate
    -------------            ----            -------------            ----
         16                $    1.80              37                $    2.35
         17                $    1.92              38                $    2.50
         18                $    2.01              39                $    2.67
         19                $    2.07              40                $    2.86
         20                $    2.10              41                $    3.09
         21                $    2.09              42                $    3.31
         22                $    2.06              43                $    3.58
         23                $    2.01              44                $    3.85
         24                $    1.96              45                $    4.15
         25                $    1.90              46                $    4.49
         26                $    1.85              47                $    4.87
         27                $    1.82              48                $    5.26
         28                $    1.80              49                $    5.68
         29                $    1.80              50                $    6.15
         30                $    1.80              51                $    6.70
         31                $    1.84              52                $    7.33
         32                $    1.87              53                $    8.08
         33                $    1.94              54                $    8.93
         34                $    2.01              55                $    9.90
         35                $    2.10              56                $   10.98
         36                $    2.21              57                $   12.16

THE GUARANTEED MAXIMUM COST OF INSURANCE, PER $10,000 OF COVERAGE AMOUNT FOR STANDARD NONSMOKER RISKS ARE SET FORTH IN THE FOLLOWING TABLE BASED ON 150% OF THE 1980 COMMISSIONER STANDARD ORDINARY MALE NONSMOKER MORTALITY TABLE.



    Attained Age           Monthly           Attained Age           Monthly
    Last Birthday            Rate            Last Birthday            Rate
    -------------            ----            -------------            ----
         58                $   13.47              79                $  115.44
         59                $   14.89              80                $  126.61
         60                $   16.47              81                $  139.18
         61                $   18.22              82                $  153.57
         62                $   20.21              83                $  170.06
         63                $   22.45              84                $  188.34
         64                $   24.99              85                $  208.14
         65                $   27.79              86                $  229.11
         66                $   30.84              87                $  251.08
         67                $   34.12              88                $  274.01
         68                $   37.65              89                $  297.98
         69                $   41.46              90                $  323.32
         70                $   45.73              91                $  350.22
         71                $   50.63              92                $  380.00
         72                $   56.30              93                $  414.73
         73                $   62.85              94                $  460.55
         74                $   70.23              95                $  529.23
         75                $   78.33              96                $  647.36
         76                $   86.88              97                $  885.25
         77                $   95.91              98                $1,473.40
         78                $  105.34              99                $1,508.68

In certain instances, the Company may reduce or waive monthly administrative fees and/or certain transaction fees in the sale of Policies to certain groups. In addition, the Company may establish different cost of insurance and administrative fees for different Eligible Classes of Insureds under the Policy and for different groups insured under different Policies.

Costs for sales, administration, and mortality generally vary with the size and stability of the group and with Class of insured under the Policy among, other factors. The Company takes all these factors into account when establishing or reducing charges.

To qualify for reduced charges, a group or similar arrangement must meet certain requirements, including our requirements for size and ease of administration.

The Company will make any initial reductions or establish any differences in rates or administrative fees according to its rules in effect at the time and in accord with the terms of the Policy. The Company may change these rules from time to time. Any variation in the monthly administrative fees or transaction fees will reflect differences in costs or services and will not be unfairly discriminatory.

The Monthly Deductions are deducted from the Fixed Account and each Fund Account in the proportion that the value of such account bears to the sum of the Fixed Account Value and the Fund Account Values. For the Fund Accounts, deductions are accomplished by decreasing the number of Variable Accumulation Units in the Fund Account. The Monthly Deductions are due on the first day of each month.

TRANSACTION FEE FOR EXCESS TRANSFERS AND SURRENDERS

There will be a $25 transaction fee for each transfer between funding options in excess of 12 during any Policy Year. The Company reserves the right to waive this fee in some situations. Upon surrender of a Certificate, or a partial surrender, a transaction fee of $25 will be charged.

MORTALITY AND EXPENSE RISK CHARGE

For mortality and expense risks, a daily deduction, currently equivalent to 0.45% per year is made from amounts held in the Fund Accounts. This deduction may be changed by the Company from time to time, but is guaranteed not to exceed 0.90% per year.

The mortality risk the Company assumes is that the group of lives insured under the Policies may, on average, live for shorter periods of time than the Company estimated. The expense risk the Company assumes is that its costs of issuing and administering Policies may be more than the Company estimated.

If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be added to the Company's surplus and may be used for any proper purpose.

                                CERTIFICATE LOANS

If the Certificate is in force and has an accumulated Net Cash Value, the Company will, upon application, make a loan to the Owner of the Certificate using the Certificate's Cash Value as security for the loan. The minimum loan amount is $250. A Certificate loan requires that a loan agreement be executed and that the Certificate be assigned to the Company.

The loan may be for any amount up to 90% of the Net Cash Value at the time of the loan. Further, the Company will not make a loan which would require that the Loan Account Value be greater than 90% of the Cash Value. Interest will accrue on the Loan at an annual rate of 8% and will be due on the Policy Anniversary Date or upon surrender or upon termination of the Certificate. Interest not paid within 30 days of coming due will be added to the Loan Balance as of the date on which it became due. Funds equaling the change in the amount of the Loan Balance will, from time to time as the Loan Balance changes, be transferred from the Fund Accounts and the Fixed Account to the Loan Account. If Certificate values are held in more than one funding option, withdrawals from each funding option will be made proportionately from the values in each funding option at the time of the transfer, unless the Company is instructed otherwise in writing at the Customer Service Center.

In the event of surrender, lapse, death of the Insured, or any other event resulting in termination of the Certificate, the Loan Account Value will revert to the Company in repayment of the Current Outstanding Loan Balance. To the extent that the Current Outstanding Loan Balance exceeds the Loan Account Value, such excess will reduce the payment of any proceeds under the Certificate or the Cash Value.

The Company will credit interest on the Loan Account Value at a rate which will be not less than an effective annual rate of 6%.

Upon repayment of all or any portion of a loan, and corresponding reduction of the Loan Balance, funds in the Loan Account in an amount equal to the amount of the loan repayment will be transferred to the funding options according to current Net Premium Payment allocations.

A Certificate loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Cash Value because the investment results of the Fund Accounts or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Fund Accounts or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

                       SURRENDER, LAPSE, AND REINSTATEMENT

FULL SURRENDER

A full surrender may be made at any time while the Certificate is in force. A transaction fee of $25 is charged. The Company will pay the Owner the Net Cash Value (less the transaction fee and any other amounts due the Company) next computed after receiving the Owner's written request at the Customer Service Center in a form satisfactory to the Company along with the return of the Certificate.

PARTIAL SURRENDER

A partial surrender may be made at any time by written request to the Customer Service Center while the Certificate is in force. A transaction fee of $25 is charged. The amount of a partial surrender may not exceed 90% of the Net Cash Value at the end of the Valuation Period in which the election would become effective, and may not be less than $250.

A partial surrender will reduce the Cash Value and the Death Benefit, but it will not reduce the Coverage Amount.

If, at the time of a partial surrender, the Net Cash Value is attributable to more than one funding option, the $25 transaction charge and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless the Certificate Owner and the Company agree otherwise.

LAPSE OF A CERTIFICATE

A lapse occurs if a Monthly Deduction due under the Certificate is greater than the Net Cash Value and no payment to cover the Monthly Deduction is made within the Grace Period. The Company will send the Owner a lapse notice at least 61 days before the Grace Period expires.

REINSTATEMENT OF A LAPSED CERTIFICATE

If the Certificate lapses, the Owner can apply, in writing, for reinstatement at any time prior to three years after the date of lapse. The Coverage Amount of the reinstated Certificate will be the same as the Coverage Amount of the Certificate at the time of lapse. To reinstate a Certificate, the Company will require evidence of good health acceptable to the Company (at the Owner's expense) and an amount sufficient to pay for the current Monthly Deduction plus one additional Monthly Deduction, plus interest accrued from the date of lapse.

Reinstatement will be effective on the date the Company approves the reinstatement and will be subject to new contestability and suicide periods.

                    TERMINATION, CONTINUATION, AND CONVERSION


POLICY TERMINATION

Either the Group Policyholder or the Company may terminate the Policy upon 60 days prior notice to the other party. Upon Policy termination, individual coverage will be affected as set forth below.

TERMINATION OF INDIVIDUAL COVERAGE

Coverage for an Insured under the Policy will terminate upon lapse or surrender of the Insured's Certificate, or upon the death of the Insured. Coverage for an Insured under the Policy will also terminate upon termination of the Policy or upon loss of eligibility of the Insured, unless the Policy expressly provides for continuation of the Insured's coverage.

Term insurance coverage for an insured dependent child or an insured spouse will terminate upon termination of the Certificate under which the child or spouse is covered, or upon the loss of eligibility of the child or spouse, or when the Certificate Owner terminates the child or spouse coverage, or upon the Child electing to purchase group variable universal life insurance under the Policy as provided for in the Policy, or upon the death of the child or spouse.

CONTINUATION

The circumstances in which the Employee or spouse may continue coverage after Policy termination or loss of eligibility will be determined by the Group Policyholder in advance of the Policy being issued. For loss of eligibility, the following options are available to the Group Policyholder. For Employees, the Group Policyholder may select continuation upon retirement, leave of absence, and termination of employment. For spouses, except spouses covered by term coverage, the Group Policyholder may select continuation upon termination of the Employee's employment, death of the Employee, and divorce of the spouse and the Employee. For Employees on leave of absence, the Group Policyholder may select continuation upon retirement, return to active service, or termination of employment. .

For termination of the Policy, the Group Policyholder may elect to allow continuation if the Insured Employee or spouse is not eligible for coverage under a successor plan.

Child term coverage and spouse term coverage may continue if the Certificate upon which the term coverage was elected continues.

If continuation is not available to the Insured as described above, and the Insured has a Net Cash Value of $250 or greater, coverage under the Policy will continue for the Insured.

The monthly cost of insurance rates and the monthly administrative fee and its components may change upon the Insured's continuation of coverage under the Policy.

CONVERSION

If the Insured's coverage terminates because the insured is no longer a member of an Eligible Class under the Policy, and continuation is not provided for under the Policy, the insured may convert the amount of his insurance coverage which is terminating. If the Insured's coverage terminates because of Policy termination, and continuation is not provided for under the Policy, and if the Insured has been covered under the Policy for at least three years, the Insured may convert up to $10,000 of the life insurance coverage which is terminating.

Such conversions may be to any form of individual life insurance coverage then offered by the Company except that the coverage may not be term insurance and it may not contain disability or other supplemental benefits. Evidence of good health acceptable to the Company will not be required for such conversion. Such conversions must be applied for within 31 days of termination of coverage.

No conversion is available for lapsed or surrendered coverage or for coverage which the Insured becomes eligible to replace or continue under another Policy or a group life insurance policy which replaces the Policy within 30 days.


                           ADDITIONAL COVERAGE RIDERS

Each of the following optional benefit riders is available for Group Policyholder selection. Where indicated, the Employee will be able to choose whether or not he wishes to purchase the coverage provided by the rider. An additional cost of insurance will be charged as a part of the Monthly Deduction for each coverage rider which is in effect for the Certificate, except for the Waiver of Cost of Life Insurance Rider and the Seat Belt Rider, the cost of which will be included in the cost of life insurance if selected by the employer.

ACCIDENTAL DEATH, DISMEMBERMENT AND INJURY

The Group Policyholder may select one of three Accident Benefit Riders which provide additional benefits in the event of death or injury resulting from an accident within 90 days of the accident. If one of the three riders is selected by the Group Policyholder, the Employee may elect or decline to be covered for the benefit provided by the rider.

The first rider provides an additional death benefit equal to the Coverage
Amount.

The second rider provides, in addition to the benefit provided by the first rider, additional benefits if the insured suffers, as a result of accident, loss of a hand, loss of a foot, loss of the sight in one eye, loss of the thumb and index finger of the same hand, or any combination thereof.

The benefit for any covered loss under this rider is a percentage of the Coverage Amount under the Policy. The maximum amount that will be paid, in aggregate, for all losses under the rider, resulting from any one accident, is an amount equal to the Coverage Amount.

The third rider provides, in addition to the benefits provided under the second rider above, benefits if the insured suffers, as a result of accident, loss of speech, loss of hearing, quadriplegia, paraplegia, or hemiplegia. The benefit for any covered loss under this rider is a percentage of the Coverage Amount under the Policy. The maximum amount that will be paid, in aggregate, for all losses under this rider, resulting from any one accident, is an amount equal to the Coverage Amount.

WAIVER OF COST OF LIFE INSURANCE

If elected by the Group Policyholder, all Certificate Owners will be covered by this rider. Under this optional benefit rider, if the Insured Employee becomes totally disabled before age 60, the cost of life insurance coverage, the monthly administrative fee for the Employee's Certificate, and the cost of any child term coverage provided under the Employee's Certificate will be waived while the Employee remains continuously and totally disabled following a waiting period of 6 to 12 months. The waiting period will be agreed upon between the Group Policyholder and the Company before coverage under this Rider becomes effective. While the specifically identified charges are being waived under this rider, the Owner may continue to pay premiums which will accumulate as Cash Value subject to the terms and conditions of the Policy.

The Insured must submit proof of continuing Total Disability as reasonably required by the Company. The Coverage Amount may not be increased while the cost of insurance is being waived; and, the cost of insurance for spouse coverage, retiree coverage and any optional benefits or features is not waived under this rider. Child coverage may not be added after the disability has begun. Coverage under this rider terminates at age 65.

PAID-UP INSURANCE

If elected by the Group Policyholder, all Certificate Owners will be covered by this rider.

Under this optional benefit rider, the Owner may use all or any portion of his Net Cash Value to purchase a policy of Paid-Up insurance in an amount not to exceed the Coverage Amount in force for the Insured at the time of purchase. Such coverage is provided under a separate policy but the premium for such coverage shall be calculated by using the maximum cost of insurance for the Policy and the minimum interest rate guarantee for the Fixed Account. No evidence of good health will be required for such coverage. The Coverage Amount of the Owner's Certificate will be reduced by the amount of coverage purchased under the Paid-Up policy.

ACCELERATED PAYMENT BENEFIT

If elected by the Group Policyholder, this coverage is available to be elected or declined by the Certificate Owner. This coverage is available for insured employees, former employees, spouses, former spouses, retirees and leave of absence employees.

Under this rider, the Company will pay one of the three following types of benefit.

The three types of benefit are:

1. Terminal Illness Benefit. The Company will pay up to 60% of the Insured's Coverage Amount upon receipt of due proof, acceptable to the Company, that the Insured has a terminal illness. Such proof comprises a written diagnosis by two unaffiliated physicians stating that the Insured has less than 12 months to live, and supportive evidence satisfactory to the Company including but not limited to radiological, histological, and laboratory reports. Payment will be made in a lump sum.

2. Nursing Care and Custodial Care Facility Benefit. The Company will pay up to 60% of the Insured's Coverage Amount upon receipt of due proof, acceptable to the Company, that the Insured:

      -     has an Impairment, as determined by the Company;

      - is confined to a Nursing Care or Custodial Care Facility (registered as a bed patient on a 24 hour basis) due to the Impairment;

      - provides the Company with written certification from two unaffiliated Physicians that the Insured is expected to remain in the Nursing Care or Custodial Care Facility for the rest of his life; and

      -     has satisfied the deductible waiting period.

      The deductible waiting period is 90 consecutive days. Payment may be made on a lump-sum basis or on a periodic basis at 2% per month until thirty monthly payments have been made. Impairment is specifically defined in the rider and generally means the Insured is totally disabled and unable to function without human assistance or supervision.

3. Specified Disease Benefit. The Company will pay up to 60% of the Insured's Coverage Amount upon receipt of due proof, acceptable to the Company, that the Insured has a Specified Disease. Specified Disease means life threatening cancer, heart attack, renal failure, stroke, specified organ transplant, or acquired immune deficiency syndrome. Such diseases are further defined in the rider. Due proof comprises a written diagnosis and prognosis by a licensed physician certifying the existence of the disease, and supportive evidence satisfactory to the Company including but not limited to radiological, histological, or laboratory reports. Payment will be made in a lump sum.

The Owner may make a claim for only one of the three benefits described above.

Once a benefit has been paid under this rider for an Insured, no further benefits will be paid for that Insured under this rider. The Death Benefit for the Insured will be reduced by the amount paid under this rider for the Insured.

SEAT BELT BENEFIT

Under this optional benefit rider, the Company will pay an additional 10% of the Insured's Coverage Amount (up to a maximum of $10,000) if the Insured dies as a result of an accident while driving or riding in a private passenger car and properly wearing his seat belt. Proper use of the seat belt must be certified in the official accident report.


                             OTHER POLICY PROVISIONS

DEFERRAL OF PAYMENT

Payment of the surrendered amount from the Fund Accounts may be postponed when the New York Stock Exchange is closed and for such other periods as the Securities and Exchange Commission may require. Payment from the Fixed Account may be deferred up to six months at the Company's option. If the Company exercises its right to defer such payments from the Fixed Account interest will be added as required by law.

FIXED BENEFIT POLICY EXCHANGE

Where required by state law, the Owner may, within eighteen months of the Certificate Effective Date, exchange his Certificate for a Certificate of insurance under a group flexible premium life insurance policy issued by the Company ("Exchange Policy"). The date of issue and the age at issue of the Certificate under the Exchange Policy shall be the same as for the Certificate under the Policy. Additional coverage and riders elected by the Owner under the Policy will be provided on the Exchange Policy to the extent available. Premium rates will be those in effect under the Exchange Policy at the time of exchange for the class of eligible persons into which the Insured falls. Cash Values will be equitably adjusted under the Exchange Policy.

CERTIFICATE OWNER

While the Insured is living, all rights in this Certificate are vested in the Certificate Owner named in the application, or as subsequently changed, subject to assignment, if any.

If the Certificate Owner, other than the Insured, dies before the Insured, the Certificate Owner's rights in this Certificate belong to the Certificate Owner's estate.

BENEFICIARY

The Beneficiary(ies) shall be as named in the application, or as subsequently changed.

The Certificate Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Customer Service Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no designated Beneficiary survives the Insured, or if no

Beneficiary has been designated, the death proceeds shall be paid to the first surviving class of the Insured's spouse, the Insured's children, the Insured's parents or the Insured's siblings. If no member of any of the above classes survives the Insured, the proceeds will be paid to the Insured's estate.

ASSIGNMENT

While the Insured is living, the Certificate Owner may assign his rights in the Certificate. The assignment must be in writing in a form acceptable to the Company, signed by the Certificate Owner and recorded at the Customer Service Center. No assignment will affect any payment made or action taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to all terms and conditions of the Policy.

INCONTESTABILITY

Statements made by an Insured will not be used to contest the validity of an Insured's initial coverage after the Certificate has been in force during the Insured's lifetime for two years from the Certificate Effective Date. For any increase in Coverage Amount, statements made by an Insured will not be used to contest the validity of an increase in coverage after it has been in force during the Insured's lifetime for two years from its effective date of the increase.

MISSTATEMENT OF AGE

If the age of the Insured has been misstated, the affected benefits will be adjusted to the amounts which the most recent cost of insurance deducted from the Cash Value would have purchased at the correct age.

SUICIDE

If the Insured dies by suicide, while sane or insane, within two years from the Certificate Effective Date, the Company will pay no more than the sum of the premiums paid, less any partial surrenders, less the sum of any loans plus accrued interest. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Coverage Amount, the Company will pay no more than a refund of the monthly charges for the cost of such additional coverage.


                                STATE VARIATIONS

Certain benefits and other Policy terms may vary from state to state due to the requirements of state law.

                          GROUP POLICYHOLDER ELECTIONS


Many insurance features of the Policy are elected by the Group Policyholder before coverage is offered to employees. Such features would include, but not be limited to, whether spouse coverage is available and, if so, whether it is term coverage or variable universal life insurance coverage, availability of child term insurance, maximum and minimum amounts of coverage, guaranteed issue amounts, eligibility, continuation and conversion options available, and whether rates reflect smoker status. The Group Policyholder and the Company will agree on the cost of insurance rates, administrative fees and any changes in the Policy features while the Policy is in force.



                             TELEPHONE TRANSACTIONS

Certain transactions, identified by the Customer Service Center, may be made by telephone if telephone transactions have been previously authorized in writing and signed by the current owner. To make a telephone transaction, the Certificate Owner must call the Customer Service Center and provide, as identification, his Certificate number, his Social Security number, and his personal identification number. A customer service representative will then, upon ascertaining that telephone transfers are authorized for that Certificate, take the transfer request, which will be processed as of the next close of business and confirmed within five business days. The Company disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.


                            NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.


                              DOLLAR COST AVERAGING

Dollar Cost Averaging is a program which, if elected, enables a Certificate Owner to systematically reallocate specified dollar amounts from the CIGNA VP Money Market Fund Account to the other Fund Accounts and the Fixed Account at regular intervals. By allocating an identified sum on a regularly scheduled basis as opposed to reallocating the total amount at one particular time, a Certificate Owner may be less susceptible to the impact of market fluctuations.

Dollar Cost Averaging may be selected if the CIGNA VP Money Market Fund Account Value is at least $3,000. The minimum transfer amount is $250. All Dollar Cost Averaging transfers will be made effective the first processing day following the first of the month (or the next Valuation Day, if later). Election of this arrangement may occur at any time by properly completing the Dollar Cost Averaging election form, returning it to the Company, and ensuring that sufficient value is in the CIGNA VPMoney Market Fund Account. Dollar

Cost Averaging will become effective in the month following the month in which the form is received and the funds are made available in the CIGNA Money Market Fund Account.

Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the CIGNA VP Money Market Fund Account Value is insufficient to complete the next transfer; (3) the Owner requests termination in writing and such writing is received by the end of the month in order to cancel the transfer scheduled to take effect the following month; or (4) the Certificate is lapsed, surrendered or otherwise terminated.

There is currently no charge for Dollar Cost Averaging; however, each complete Dollar Cost Averaging transfer is counted as one of the twelve free transfers per Policy Year. The Company reserves the right to charge for this program. In the event there are additional transfers, a transfer fee will be charged.

The main objective of Dollar Cost Averaging is to shield investments from short term price fluctuations. Since the same dollar amount is transferred to a Fund Account with each transfer, more Variable Accumulation Units are purchased if the Variable Accumulation Unit Value is low, and fewer Variable Accumulation Units are purchased if the Variable Accumulation Unit Value is high. Therefore, a lower average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.


                                   TAX MATTERS

The following is a brief discussion of some of the federal tax issues which may arise in regard to the Policy and Certificates. This discussion is general in nature and is not intended as tax advice. For specific advice on the effect of tax laws and rules on the Policy and Certificates, the Owner should consult a qualified tax adviser.

TAXATION OF POLICY BENEFITS IN GENERAL

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance contract for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as a fixed benefit life insurance contract. As a result, increases in the Cash Value generally are not taxable to the Owner until there has been a full or partial surrender, lapse, or other pre-death distribution. Loan proceeds generally are not taxed, and the death proceeds payable under a Policy are excludable from gross income of the Beneficiary under
Section 101 of the Code.

Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been required to be paid if the policy had provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed, i.e., they are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.

In specific cases, the Certificates under the Policies offered by this Prospectus may or may not be issued as modified endowment contracts. Where the Certificates are not issued as modified endowment contracts, the Company will monitor premiums paid and will notify the Certificate Owner when the Certificate's non-modified endowment contract status is in jeopardy.

If a Policy is not a modified endowment contract, distributions are generally treated first as a recovery of the premiums paid into the Policy and second as a distribution of taxable income; however, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Certificate Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Certificate. Under certain conditions, a Certificate may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

A total surrender or termination of the Certificate by lapse may have adverse tax consequences. If the amount received by the Certificate Owner plus total Certificate indebtedness exceeds the premiums paid into the Certificate, the excess will generally be treated as taxable income, regardless of whether or not the Certificate is a modified endowment contract.

Deductibility of interest that is incurred on any loan under a policy covering the life of any individual who is an officer or employee of, or who is financially interested in, the business carried on by the Owner, may be strictly limited. Any deduction for interest on loans under such policies may also be subject to certain other restrictions set forth in Section 264 of the Code. Before taking a Policy Loan, the Owner should consult a tax adviser as to the tax consequences of such a Loan.

If the Owner of a Policy is a corporation, Code Sections 56(c)(1) and (g)(4)(B) may subject a portion of any increases in the Cash Value, the receipt by the Owner of death benefits, and related distributions to the alternative minimum tax (AMT) which is imposed by Section 55 of the Code. If the Owner is subject to the alternative minimum tax (AMT) in any taxable year, then the Owner will be subject to special tax rules with respect to such events. These provisions require an annual accounting under AMT rules for each Policy.

DIVERSIFICATION REQUIREMENTS

In addition to meeting the tests required under Section 7702 and Section 7702A,
Section 817(h) of the Code requires that the investments of separate accounts such as the Separate Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. Subject to certain limited relief provisions, a variable life insurance policy that is based to any extent on a separate account that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Fund Account of the Separate Account must meet certain tests. The Company believes the Separate Account investments meet the applicable diversification standards.

In 1986, the Treasury Department indicated that guidelines might be issued under which a variable life insurance policy would not be treated as a life insurance contract for tax purposes if the owner of the policy had an excessive degree of control over the investments underlying the policy (e.g., by being able to transfer values among sub-accounts). No such guidelines have as yet been issued, and it is not expected that any such guidelines would adversely affect the Policies.

Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfer between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to allow the Policies to continue to qualify as life insurance under Section 7702.

TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of Variable Accumulation Units.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Separate Account.

The Company may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

SECTION 848 CHARGES

The current 3.0% premium load is assessed to cover state taxes and federal income tax liabilities incurred by the Company. This load reflects charges to cover the expenses of state taxes and for the additional federal income tax burden under Section 848 of the Code relating to the tax treatment of deferred acquisition costs. The premium load may be changed from time to time by the Company, but it may be no greater than 5.0%.

OTHER CONSIDERATIONS

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Certificate Owner or Beneficiary. The Owner should consult a professional tax adviser to determine the tax consequences of purchasing or making transactions under the Policy.

The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on the Company's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.


                                  OTHER MATTERS

VOTING RIGHTS

In accordance with its view of presently applicable law, the Company will vote the shares of each Fund held in the Separate Account at meetings of the shareholders of the particular Fund in accordance with written instructions received from Certificate Owners having Variable Accumulation Units of the related Fund Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Funds do not hold regular meetings of shareholders.

If, however, the Act or any regulation thereunder is amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so. The number of votes which a Certificate Owner has the right to instruct will be calculated separately for each Related Fund. This number will be determined by calculating the proportion of the Certificate Owner's Cash Value in the Fund Account to the amount of the Separate Account's investment in the Related Fund and multiplying that proportion by the number of votes the Separate Account has in the Related Fund. In determining the number of votes, fractional shares will be recognized. The number of votes that a Certificate Owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund, but not more than 60 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days prior to such meeting of the Fund. Each Certificate Owner having a voting interest in the Fund will receive appropriate proxy materials and reports.

The Company will vote the Fund shares as to which no timely instructions are received in proportion to the voting instructions from others with an interest in the particular Fund Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by the Company.

The Company may, if required by State insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of the Fund or to approve or disapprove an investment advisory contract for a Fund.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or the Company determines that the change would have an adverse effect on the Separate Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Certificate Owners.

The Funds' shares are issued and redeemed only in connection with qualified plans, and variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Funds do not foresee any disadvantage to Certificate Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

DIRECTORS AND OFFICERS OF THE COMPANY


The following persons are Directors and officers of the Company. The address of each is 900 Cottage Grove Road, Hartford, CT 06152 and each has been employed by the Company for more than five years except Mr. Jones, and Mr. Pacey, Dr. Schaffer and Mr. Della Volpe. Prior to April 1994, Mr. Jones was employed by NAC Reinsurance Corporation (Chief Operating Officer of NAC Reinsurance Corporation beginning June 1993). Prior to January 1995, Mr. Pacey was Senior Manager - IT Infrastructure and Technology Management Officer, Digital Equipment Corporation. Prior to May 1993, Dr. Schaffer was Vice President, Professional Affairs, Aetna Health Plans, Aetna Life & Casualty. Prior to December, 1996, Mr. Della Volpe was Manager of Business Assurance, Coopers & Lybrand LLP. Prior to January, 1995, Mr. Pacey was with Digital Equipment Corporation.

                                         POSITIONS AND OFFICERS
      NAME                                  WITH THE COMPANY
      ----                                  ----------------

Thomas C. Jones                        President and Director
                                       (Principal Executive Officer)

John Wilkinson                         Vice President and Actuary
                                       (Principal Financial Officer)
Dominic A. Della Volpe                 Assistant Vice President
                                       (Principal Account Officer)

David C. Kopp                          Corporate Secretary
Andrew G. Helming                      Secretary
Stephen C. Stachelek                   Vice President and Treasurer
Harold W. Albert                       Director
Robert W. Burgess                      Director
John G. Day                            Director and Chief Counsel
Joseph M. Fitzgerald                   Director and Senior Vice President
H. Edward Hanway                       Director and Chairman of the Board
Carol M. Olsen                         Director and Senior Vice President
John E. Pacy                           Director and Senior Vice President
Marc L. Preminger                      Director, Senior Vice President
                                       and Chief Financial Officer


Patricia L. Rowland                    Director and Senior Vice President
W. Allen Schaffer, M.D.                Director and Senior Vice President


DISTRIBUTION OF POLICIES


The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the Company's principal underwriter, CIGNA Financial Services, Inc. ("CFS"), whose address is the same as the Company's. CFS is a Delaware corporation organized in 1995, and is the principal underwriter for other registered separate accounts maintained by the Company.


Gross first year commissions paid by the Company, including expense reimbursement allowances, on the sale of these Policies are not more than 20% of premium payments. Gross renewal commissions paid by the Company will not exceed 15% of premium payments.

OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

RIGHT TO TAKE ACTIONS REGARDING THE SEPARATE ACCOUNT

The Company reserves the right to take certain actions in connection with Separate Account operations. These actions will be taken in accordance with applicable laws (including obtaining any required regulatory approvals). Specifically, the Company reserves the right to:

-     add, combine, or remove any Fund,
-     create new separate accounts,
-     combine the Separate Account with one or more other separate accounts,
- operate the Separate Account as a management investment company under the Act or in any other form permitted by law,
-     deregister the Separate Account under the Act,
- manage the Separate Account under the direction of a committee or discharge such committee at any time,
- transfer any assets in any Fund Account to another Fund Account, or to one or more separate accounts or to the Company's general account, and
- to take any actions necessary to comply with, or to obtain and continue any exemptions from the Act.

STATE REGULATION

The Company is subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. A blanket bond for $10 million covers all of the officers and employees of the Company.


YEAR 2000 COMPLIANCE



CG Variable Life Insurance Separate Account A is a Connecticut General Life Insurance Company (the Company) "separate account." The Company is highly dependent on automated systems and systems applications in conducting its ongoing operations. If these systems were unable to process data accurately because of failing to be Year 2000 ready, these activities (including the processing of transactions and other normal business activities for its separate accounts) would be interrupted and could have a material adverse effect on the Company's results of operations. By the beginning of 1999, the Company expects to substantially complete modifications or replacement of systems to ensure Year 2000 readiness, with the remainder being completed by the end of 1999. The Company is utilizing both internal and external resources to meet this timetable. [The costs of these efforts are not expected to have a material adverse effect on results of operations.]

In addition, the Company has relationships with various third-party entities in its ordinary course of business. For example, the Company receives data from clients; depends on others, such as third-party administrators and banks and group policyholders, for services and data; and bears credit risk on others, such as entities in which the Company invests. The Company is assessing and attempting to mitigate its risks with respect to the failure of these entities to be Year 2000 ready. The effect, if any, on the Company's results of operation from the failure of these entities to be Year 2000 ready is not reasonably estimable.


REPORTS TO CERTIFICATE OWNERS

The Company maintains Policy records and will mail to each Certificate Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Cash Value, and Net Cash Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account, in each Fund Account, and any Loan Account Value.

Certificate Owners will also be sent annual reports containing financial statements for the Separate Account as required by the 1940 Act. In addition, Certificate Owners will receive periodic statements of significant transactions, such as changes in Coverage Amount, changes in net premium payment allocation, transfers among Fund Accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISEMENTS

The Company is rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A. M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. The Company may advertise these ratings from time to time. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS


There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which the Company and the Separate Account are party, or to which any of their property is subject. The principal underwriter, CFS, is not engaged in any material litigation of any nature.


EXPERTS

Actuarial opinions regarding Deferred Acquisition Cost Tax (DAC Tax) referred to in this Registration Statement have been rendered by Benjamin Clement, FSA, MAAA as stated in the opinion filed as an Exhibit to the Registration Statement given on the authority of Mr. Clement as an expert in actuarial matters. Legal matters involving the federal securities laws have been reviewed by Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C.


Legal matters in connection with the Policies described herein are being passed upon by Michael A. James, Esq., Chief Counsel, CIGNA Group Insurance, 1601 Chestnut Street, Philadelphia, PA 19192 in the opinion filed as an Exhibit to the Registration statement given on his authority as an expert in these matters.



The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, the Company, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

There follow consolidated balance sheets of the Company and its subsidiaries as of December 31, 1997 and 1996 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31 ,1997 , 1996 and 1995.

These financial statements should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. No financial statements of the Separate Account are included, because as of the date of this Prospectus the Separate Account had not yet commenced operations.

                            CONNECTICUT GENERAL LIFE

                                INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS


                                DECEMBER 31, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS



February 10, 1998


To the Board of Directors and Shareholder of Connecticut General Life Insurance Company


In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

(In millions)
For the years ended December 31,                 1997        1996        1995
--------------------------------------------------------------------------------
REVENUES
Premiums and fees                               $ 5,376     $ 5,314     $ 4,998
Net investment income                             3,139       3,199       3,138
Realized investment gains (losses)                   45          37          (7)
Other revenues                                       10           9           9
                                                -------     -------     -------
    Total revenues                                8,570       8,559       8,138
                                                -------     -------     -------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses          5,917       6,069       5,892
Policy acquisition expenses                         122         143         127
Other operating expenses                          1,618       1,477       1,358
                                                -------     -------     -------
    Total benefits, losses and expenses           7,657       7,689       7,377
                                                -------     -------     -------

INCOME BEFORE INCOME TAXES                          913         870         761
                                                -------     -------     -------
Income taxes (benefits):
  Current                                           347         394         301
  Deferred                                          (49)        (81)        (44)
                                                -------     -------     -------
    Total taxes                                     298         313         257
                                                -------     -------     -------

NET INCOME                                          615         557         504

Dividends declared                                 (400)       (600)       (252)


Retained earnings, beginning of year              3,177       3,220       2,968
--------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR                  $ 3,392     $ 3,177     $ 3,220
================================================================================

The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

(In millions)
As of December 31,                                                       1997        1996
------------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $20,962; $19,882)    $22,323    $20,816
  Mortgage loans                                                         10,090     10,152
  Equity securities, at fair value (cost, $75; $59)                          54         41
  Policy loans                                                            7,146      7,133
  Real estate                                                               749      1,025
  Other long-term investments                                               166        193
  Short-term investments                                                    173        417
                                                                        -------    -------
      Total investments                                                  40,701     39,777
Cash and cash equivalents                                                   923         --
Accrued investment income                                                   602        619
Premiums and accounts receivable                                            811        817
Reinsurance recoverables                                                  1,271      1,303
Deferred policy acquisition costs                                           834        780
Property and equipment, net                                                 291        276
Current income taxes                                                         67         12
Deferred income taxes, net                                                  653        639
Goodwill                                                                    474        488
Other assets                                                                209        249
Separate account assets                                                  29,217     22,555
------------------------------------------------------------------------------------------
      Total assets                                                      $76,053    $67,515
==========================================================================================

LIABILITIES
Contractholder deposit funds                                            $30,449    $29,621
Future policy benefits                                                    8,224      8,187
Unpaid claims and claim expenses                                          1,225      1,170
Unearned premiums                                                           260        200
                                                                        -------    -------
      Total insurance and contractholder liabilities                     40,158     39,178
Accounts payable, accrued expenses
   and other liabilities                                                  2,428      1,808
Separate account liabilities                                             29,021     22,365
------------------------------------------------------------------------------------------
      Total liabilities                                                  71,607     63,351
------------------------------------------------------------------------------------------

CONTINGENCIES - NOTE 12

SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding)                                          30         30
Additional paid-in capital                                                  766        766
Net unrealized appreciation on investments                                  256        188
Net translation of foreign currencies                                         2          3
Retained earnings                                                         3,392      3,177
------------------------------------------------------------------------------------------
      Total shareholder's equity                                          4,446      4,164
------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity                        $76,053    $67,515
==========================================================================================

The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)
For the years ended December 31,                              1997         1996        1995
--------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                   $   615     $   557     $   504
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Insurance liabilities                                           78          57         (90)
  Reinsurance recoverables                                        68         (11)      1,201
  Premiums and accounts receivable                               106          77          32
  Deferred income taxes, net                                     (49)        (82)        (44)
  Other assets                                                   (54)         43         (14)
  Deferred policy acquisition costs                              (97)        (92)         12
  Accounts payable, accrued expenses,
    other liabilities and current income taxes                    41        (113)        212
  Depreciation and goodwill amortization                          88          94          89
  Other, net                                                     (99)       (151)        (79)
                                                             -------     -------     -------
      Net cash provided by operating activities                  697         379       1,823
                                                             -------     -------     -------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities                                             1,583       1,589       1,070
  Mortgage loans                                                 807         640         383
  Equity securities                                               14          13         119
  Real estate                                                    401         345         299
  Other (primarily short-term investments)                     6,447       3,613       2,268
Investment maturities and repayments:
  Fixed maturities                                             2,394       2,634       2,234
  Mortgage loans                                                 601         630         420
Investments purchased:
  Fixed maturities                                            (4,339)     (3,834)     (4,439)
  Mortgage loans                                              (1,426)     (1,300)     (1,908)
  Equity securities                                               (9)         (3)        (20)
  Policy loans                                                   (13)       (207)     (2,129)
  Other (primarily short-term investments)                    (6,296)     (3,930)     (2,334)
  Other, net                                                    (102)        (94)       (119)
                                                             -------     -------     -------
      Net cash provided by (used in) investing activities         62          96      (4,156)
                                                             -------     -------     -------

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited                               7,634       7,260       7,489
  Withdrawals and benefit payments                            (7,023)     (7,135)     (4,985)
Dividends paid to parent                                        (400)       (600)       (252)
Other, net                                                       (47)         --           1
                                                             -------     -------     -------
      Net cash provided by (used in) financing activities        164        (475)      2,253
--------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents             923          --         (80)
Cash and cash equivalents, beginning of year                      --          --          80
--------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                       $   923     $    --     $    --
============================================================================================
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds                          $   402     $   385     $   211
  Interest paid                                              $     5     $     7     $     7
--------------------------------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

         Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1997 presentation.

         B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", which could change the way segments are structured and require additional segment disclosure. Although the Company has not determined the timing of implementation of this pronouncement, it will be adopted no later than the required implementation date of December 31, 1998.

         The American Institute of Certified Public Accountants issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" in 1997. SOP 97-3 provides guidance on the recognition and measurement of liabilities for guaranty fund and other insurance-related assessments. Implementation is required by the first quarter of 1999, with the cumulative effect of adopting the SOP reflected in net income in the year of adoption. The Company has not determined the effect or timing of implementation of this pronouncement.

         In 1996, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

         C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

         Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1997 and 1996. Fair values of off-balance sheet financial instruments as of December 31, 1997 and 1996 were not material.

         Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

         D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

         Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

         Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

         Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

         Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell and are no longer depreciated. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals.

         Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

         Policy loans are generally carried at unpaid principal balances.

         Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

         Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

         See Note 4(F) for a discussion of the Company's accounting policies for derivative financial instruments.

         E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

         F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

         G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

         Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed unless such costs are estimated to be unrecoverable as a result of treating unrealized investment gains and losses as though they had been realized. In these cases a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

         H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $448 million and $427 million at December 31, 1997 and 1996, respectively.

         I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

         J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $113 million and $99 million at December 31, 1997 and 1996, respectively.

         K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

         L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for Contractholder Deposit Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

         M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

         N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

         O) UNEARNED PREMIUMS: Premiums for group life and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

         P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that can be reasonably estimated.

         Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

         R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

         Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

         Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and amounts credited in accordance with contract provisions.

         Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of amounts credited in accordance with contract provisions.

         S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total life insurance in force at December 31, 1997, 1996 and 1995.

         T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

         Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See Note 7 for additional information.

NOTE 3 - DISPOSITION

         As of January 1, 1998, the Company sold its individual life insurance and annuity businesses for cash proceeds of $1.4 billion. The sale resulted in an after-tax gain of approximately $800 million. Since the principal agreement to sell these businesses is in the form of an indemnity reinsurance arrangement, approximately $575 million of the gain will be deferred and amortized over future periods at the rate that earnings from the businesses sold would have been expected to emerge. Revenues for these businesses were $972 million, $926 million and $865 million for the years ended December 31, 1997, 1996 and 1995, respectively, and net income was $102 million, $67 million and $74 million for the same periods. The Company paid a dividend of $1.4 billion to its parent in January 1998, having received prior approval of both the disposition and the dividend from the Connecticut Insurance Department (the Department).

NOTE 4 - INVESTMENTS

         A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $36 million and $95 million, including policyholder share, as of December 31, 1997 and 1996, respectively.

         The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1997 were as follows:

                                                         Amortized       Fair
(In millions)                                            Cost            Value
                                                         -------         -------
Due in one year or less                                  $ 1,114         $ 1,139
Due after one year through five years                      5,768           5,949
Due after five years through ten years                     4,734           4,998
Due after ten years                                        3,093           3,680
Asset-backed securities                                    6,253           6,557
                                                         -------         -------
Total                                                    $20,962         $22,323
                                                         =======         =======

         Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

         Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

                                                       December 31, 1997
                                       Amortized     Unrealized    Unrealized     Fair
(In millions)                          Cost          Appreciation  Depreciation   Value
                                       -------       -------       -----          -------
Federal government bonds               $ 1,361       $   294       $    --        $ 1,655
State and local government bonds           178            22            (2)           198
Foreign government bonds                   143             7            (1)           149
Corporate securities                    13,027           860          (123)        13,764
Asset-backed securities                  6,253           317           (13)         6,557
                                       -------       -------       -----          -------
Total                                  $20,962       $ 1,500       $  (139)       $22,323
                                       =======       =======       =======        =======

                                                        December 31, 1996
                                       Amortized     Unrealized    Unrealized     Fair
(In millions)                          Cost          Appreciation  Depreciation   Value
                                       -------       -------       -----          -------
Federal government bonds               $   475       $   160       $    --        $   635
State and local government bonds           174            13            (4)           183
Foreign government bonds                   121             6            --            127
Corporate securities                    13,310           742          (148)        13,904
Asset-backed securities                  5,802           226           (61)         5,967
                                       -------       -------       -----          -------
Total                                  $19,882       $ 1,147       $  (213)       $20,816
                                       =======       =======       =======        =======

         Asset-backed securities include investments in CMOs as of December 31, 1997 of $2.3 billion carried at fair value (amortized cost, $2.3 billion), compared with $2.2 billion carried at fair value (amortized cost, $2.1 billion) as of December 31, 1996. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% of total CMO investments at December 31, 1997 and 1996.

         At December 31, 1997, contractual fixed maturity investment commitments were $188 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 83% will be disbursed in 1998.

         B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

         At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

(In millions)                                           1997               1996
                                                       -------           -------
Mortgage Loans                                         $10,090           $10,152
                                                       -------           -------
Real estate:
   Held for sale                                           339               586
   Held for production of income                           410               439
                                                       -------           -------
Total real estate                                          749             1,025
                                                       -------           -------
Total                                                  $10,839           $11,177
                                                       =======           =======

         At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

(In millions)                                           1997              1996
                                                       -------           -------
Property type:
   Retail facilities                                   $ 4,227           $ 4,453
   Office buildings                                      3,984             4,241
   Apartment buildings                                   1,311             1,272
   Hotels                                                  498               665
   Other (primarily industrial)                            819               546
                                                       -------           -------
Total                                                  $10,839           $11,177
                                                       =======           =======
Geographic region:
   Central                                             $ 3,484           $ 3,452
   Pacific                                               2,962             3,132
   Middle Atlantic                                       1,821             1,920
   South Atlantic                                        1,458             1,526
   New England                                           1,114             1,147
                                                       -------           -------
Total                                                  $10,839           $11,177
                                                       =======           =======

         MORTGAGE LOANS

         At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 - $0.7 billion; 1999 - $1.1 billion; 2000 - $1.3 billion; 2001 -
$1.1 billion; 2002 - $1.7 billion; and $4.2 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1997 and 1996, the Company refinanced at current market rates approximately $135 million and $477 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

         At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $167 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

         At December 31, 1997, the Company's impaired mortgage loans were $375 million, including $152 million before valuation reserves totaling $44 million, and $223 million which had no valuation reserves. At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves.

         During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

(In millions)                                              1997            1996
                                                           ----            ----
Reserve balance - January 1                                $ 94            $ 82
Transfers to foreclosed real estate                         (30)            (29)
Charge-offs upon sales                                      (47)            (19)
Net increase in valuation reserves                           27              60
                                                           ----            ----
Reserve balance - December 31                              $ 44            $ 94
                                                           ====            ====

         During 1997 and 1996, impaired mortgage loans, before valuation reserves, averaged approximately $597 million and $852 million, respectively. Interest income recorded and cash received on these loans were approximately $34 million and $73 million in 1997 and 1996, respectively.

         REAL ESTATE

         During 1997, 1996 and 1995, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $81 million, $107 million and $144 million, respectively.

         Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $169 million and $273 million as of December 31, 1997 and 1996, respectively.

         Net income for 1997 and 1996 included net investment income of $9 million and $19 million, respectively, for real estate held for sale. Write-downs upon foreclosure and changes in valuation reserves were not material for 1997 and 1996.

         C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: Short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $520 million and federal government securities of $443 million at December 31, 1997 and, for 1996, principally corporate securities of $418 million.

         D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS:
Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

(In millions)                                           1997             1996
                                                       -------          -------
Unrealized appreciation:
  Fixed maturities                                     $ 1,500          $ 1,147
  Equity securities                                          8                8
                                                       -------          -------
                                                         1,508            1,155
                                                       -------          -------
Unrealized depreciation:
  Fixed maturities                                        (139)            (213)
  Equity securities                                        (29)             (26)
                                                       -------          -------
                                                          (168)            (239)
                                                       -------          -------
Less policyholder-related amounts                          931              610
                                                       -------          -------
Shareholder net unrealized appreciation                    409              306
Less deferred income taxes                                 153              118
                                                       -------          -------
Net unrealized appreciation                            $   256          $   188
                                                       =======          =======

         Net unrealized appreciation (depreciation) for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized appreciation (depreciation) for these investments, primarily fixed maturities, during 1997, 1996 and 1995 was $68 million, ($288) million and $542 million, respectively.

         E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

(In millions)                                           1997                1996
                                                        ----                ----
Fixed maturities                                        $ 28                $ 52
Mortgage loans                                            --                  14
Real estate                                              141                 172
                                                        ----                ----
Total                                                   $169                $238
                                                        ====                ====

         F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as duration, yield, currency and liquidity, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

         Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

         The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

         Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

(In millions)                                            1997               1996
                                                         ----               ----
Interest rate swaps                                      $265               $335
Currency swaps                                            248                275
Purchased options                                         833                632
Futures                                                    75                 45
                                                         ----               ----

         Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

         The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

         Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $82 million and $112 million at December 31, 1997 and 1996, respectively, that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

         Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1997 and 1996.

         The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1997, 1996 and 1995 were not material.

         As of December 31, 1997 and 1996, the Company's variable interest rate investments consisted of approximately $0.7 billion and $1.3 billion of fixed maturities, respectively. As of December 31, 1997 and 1996, the Company's fixed interest rate investments consisted of $21.6 billion and $19.5 billion, respectively, of fixed maturities, and $10.1 billion and $10.2 billion, respectively, of mortgage loans.

         G) OTHER: As of December 31, 1997 and 1996, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 5 - INVESTMENT INCOME AND GAINS AND LOSSES

         A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

(In millions)                                1997           1996           1995
                                            ------         ------         ------
Fixed maturities                            $1,648         $1,647         $1,663
Equity securities                               10             --             15
Mortgage loans                                 885            921            866
Policy loans                                   532            548            499
Real estate                                    118            227            301
Other long-term investments                     47             23             33
Short-term investments                          28             35             46
                                            ------         ------         ------
                                             3,268          3,401          3,423
Less investment expenses                       129            202            285
                                            ------         ------         ------
Net investment income                       $3,139         $3,199         $3,138
                                            ======         ======         ======

         Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.7 billion for 1997 and $1.8 billion for 1996 and 1995. Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.4 billion , $1.1 billion and $885 million for 1997, 1996 and 1995, respectively.

         As of December 31, 1997, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $143 million and $153 million, including restructured investments of $81 million and $137 million, respectively. As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $7 million, $15 million and $18 million in 1997, 1996 and 1995, respectively.

         B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains (losses) on investments, excluding policyholder share, for the year ended December 31 were as follows:

(In millions)                                      1997        1996        1995
                                                   ----        ----        ----
Fixed maturities                                   $ (3)       $ 11        $(10)
Equity securities                                     4           1           5
Mortgage loans                                        4         (12)         (5)
Real estate                                          28          15           4
Other                                                12          22          (1)
                                                   ----        ----        ----
                                                     45          37          (7)
Income tax expenses (benefits)                        8          17          (2)
                                                   ----        ----        ----
Net realized investment gains (losses)             $ 37        $ 20        $ (5)
                                                   ====        ====        ====

         Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $25 million, $40 million and $27 million in 1997, 1996 and 1995, respectively.

         Realized investment gains for separate accounts, which are not reflected in the Company's revenues, were $489 million, $305 million and $412 million for the years ended December 31, 1997, 1996 and 1995, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $76 million, $82 million and ($6) million for the years ended December 31, 1997, 1996 and 1995, respectively.

         Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

(In millions)                           1997             1996             1995
                                      -------          -------          -------
Proceeds from sales                   $ 3,978          $ 4,236          $ 1,667
Gross gains on sales                  $    66          $   146          $    78
Gross losses on sales                 $   (21)         $   (70)         $   (53)
                                      -------          -------          -------

NOTE 6 - SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

         The Department recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which may differ from generally accepted accounting principles. As of December 31, 1997, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

         Capital stock of the Company at December 31, 1997 and 1996 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5).

         The Company's statutory net income was $417 million, $611 million and $390 million for 1997, 1996 and 1995, respectively. Statutory surplus was $2.2 billion at December 31, 1997 and $2.1 billion at December 31, 1996. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1997, the Company paid a total of $400 million in dividends to its parent, of which $100 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1998 without prior approval is $548 million. The amount of restricted net assets as of December 31, 1997 was approximately $3.9 billion.

NOTE 7 - INCOME TAXES

         The Company's net deferred tax asset of $653 million and $639 million as of December 31, 1997 and 1996, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

         In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1997 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

         CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits. CIGNA resolved all issues relative to the Company arising out of audits for 1991 through 1993, which resulted in an increase to net income of $13 million in 1997.

         In management's opinion, adequate tax liabilities have been established for all years.

         The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

(In millions)                                                  1997         1996
                                                               ----         ----
Deferred tax assets:
  Other insurance and contractholder liabilities               $400         $387
  Employee and retiree benefit plans                            196          177
  Investments, net                                              262          228
  Other                                                          63           74
                                                               ----         ----
  Total deferred tax assets                                     921          866
                                                               ----         ----
Deferred tax liabilities:
  Policy acquisition expenses                                    38           21
  Depreciation                                                   77           88
  Unrealized appreciation on investments                        153          118
                                                               ----         ----
  Total deferred tax liabilities                                268          227
                                                               ----         ----
Net deferred income tax asset                                  $653         $639
                                                               ====         ====

         Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

(In millions)                                  1997          1996          1995
                                              -----         -----         -----
Tax expense at nominal rate                   $ 320         $ 305         $ 266
Tax-exempt interest income                       (5)           (5)           (6)
Dividends received deduction                     (7)           (7)           (7)
Amortization of goodwill                          4             4             4
Resolved federal tax audit issues               (13)           --            --
Other                                            (1)           16            --
                                              -----         -----         -----
Total income taxes                            $ 298         $ 313         $ 257
                                              =====         =====         =====

NOTE 8 - PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

         A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

         The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Generally, for employees whose service commenced prior to 1989, benefits are based on their years of service and eligible compensation during the highest three consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. In 1997, CIGNA amended its Plan for employees whose service commenced after 1988. Under the new Plan provisions, eligible employees receive annual benefit credits based on an employee's age and credited service, and quarterly interest credits based on U.S. Treasury bond rates. The employee's pension benefit equals the value of accumulated credits, and may be paid at or after separation from service in a lump sum or an annuity. CIGNA funds the Plan at least at the minimum amount required by the Employee Retirement Income Security Act of 1974 (ERISA). Allocated pension cost for the Company was $24 million, $26 million and $23 million in 1997, 1996 and 1995, respectively.

         The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totaling approximately $2.5 billion and $2.2 billion at December 31, 1997 and 1996, respectively.

         B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

         Expense for postretirement benefits other than pensions allocated to the Company totaled $2 million for 1997, $9 million for 1996 and $16 million for 1995. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1997 and 1996 was $412 million and $424 million, including net intercompany payables of $39 million and $40 million, respectively, for services provided by affiliates' employees.

         C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

         Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 11 for additional information regarding severance accrued as part of cost reduction initiatives.

         D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. These contributions are invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several CIGNA and non-CIGNA mutual funds, and a fixed-income fund. In addition, beginning in 1999, CIGNA may provide additional matching contributions, depending on its annual performance, which would be invested in the CIGNA common stock fund. The Company's allocated expense for such plans totaled $15 million for 1997, $16 million for 1996 and $14 million for 1995.

NOTE 9 - REINSURANCE

         In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of its reinsurers.

         Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1997 and 1996 there were no allowances for uncollectible amounts. Future charges for unrecoverable reinsurance may materially affect results of operations in future periods, however, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

         The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

(In millions)                                      1997           1996           1995
                                                  -------        -------        -------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct                                          $ 3,119        $ 2,940        $ 2,613
  Assumed                                             255            135            384
  Ceded                                              (266)          (166)          (366)
                                                  -------        -------        -------
Net earned premiums and fees                      $ 3,108        $ 2,909        $ 2,631
                                                  =======        =======        =======
LONG-DURATION CONTRACTS
Premiums and fees:
  Direct                                          $ 1,979        $ 1,997        $ 1,950
  Assumed                                             522            601            561
  Ceded                                              (233)          (193)          (144)
                                                  -------        -------        -------
Net earned premiums and fees                      $ 2,268        $ 2,405        $ 2,367
                                                  =======        =======        =======

         The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1997, 1996 and 1995 were net of reinsurance recoveries of $340 million, $359 million and $442 million, respectively.

NOTE 10 - LEASES AND RENTALS

         Rental expenses for operating leases, principally with respect to buildings, amounted to $76 million, $68 million and $60 million in 1997, 1996 and 1995, respectively.

         As of December 31, 1997, future net minimum rental payments under non-cancelable operating leases were $167 million, payable as follows: 1998 - $44 million; 1999 - $37 million; 2000 - $23 million; 2001 - $17 million; 2002 -
$12 million; and $34 million thereafter.

NOTE 11 - SEGMENT INFORMATION

         The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business and certain new business initiatives.

    Summarized segment financial information for the year ended and as of December 31 was as follows:

(In millions)                                    1997            1996            1995
                                               --------        --------        --------
REVENUES
Employee Life and Health Benefits              $  4,581        $  4,510        $  4,243
Employee Retirement and Savings Benefits          1,773           1,899           1,914
Individual Financial Services                     2,004           1,950           1,800
Other Operations                                    212             200             181
                                               --------        --------        --------
Total                                          $  8,570        $  8,559        $  8,138
                                               --------        --------        --------
INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits              $    300        $    287        $    294
Employee Retirement and Savings Benefits            324             293             232
Individual Financial Services                       300             298             252
Other Operations                                    (11)             (8)            (17)
                                               --------        --------        --------
Total                                          $    913        $    870        $    761
                                               --------        --------        --------
IDENTIFIABLE ASSETS
Employee Life and Health Benefits              $  7,639        $  7,065        $  7,629
Employee Retirement and Savings Benefits         45,884          40,122          37,609
Individual Financial Services                    19,809          17,930          16,189
Other Operations                                  2,721           2,398           2,569
                                               --------        --------        --------
Total                                          $ 76,053        $ 67,515        $ 63,996
                                               --------        --------        --------

         During 1995, the Company recorded a $13 million pre-tax charge ($8 million after-tax), included in Other Operating Expenses, for cost reduction restructuring initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary terminations covering approximately 1,100 employees. These initiatives were completed in 1997 with no material difference from original estimates.

NOTE 12 - CONTINGENCIES

         A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

         The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 18 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1997 and 1996 was $202 million and $234 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. There were no losses for industrial revenue bonds in 1997, 1996 or 1995.

         The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1997 and 1996, the amount of minimum benefit guarantees for separate account contracts was $4.6 billion and $4.9 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees.

No such reserves were required as of December 31, 1997 and 1996. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

         Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

         B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to increase health care regulation, restrict insurance pricing and the application of underwriting standards, and revise federal tax laws. Some of the more significant issues are discussed below.

         Efforts at the federal and state level to increase regulation of the health care industry could have an adverse effect on the Company's health care operations if they reduce marketplace competition and innovation or result in increased medical or administrative costs. Matters under consideration that could have an adverse effect include mandated benefits or services that increase costs without improving the quality of care, loss of the ERISA preemption of state law and restrictions on the use of prescription drug formularies. Due to the uncertainty associated with the timing and content of any proposals ultimately adopted, the effect on the Company's results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

         In 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1997, revenues of $591 million and net income of $44 million for the Company were from leveraged COLI products that are affected by this legislation. The Company does not expect this legislation to have a material adverse effect on its consolidated results of operations, liquidity or financial condition.

         The National Association of Insurance Commissioners recently approved standardized statutory accounting practices, which are not scheduled to take effect before 1999. The Company has not determined the effect on statutory net income, surplus or liquidity at this time.

         The Company is contingently liable for possible assessments under regulatory requirements pertaining to potential insolvencies of unaffiliated insurance companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $17 million, $26 million and $22 million for 1997, 1996 and 1995, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

         The eventual effect on the Company of the changing environment in which it operates remains uncertain.

         C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 13 - RELATED PARTY TRANSACTIONS

         The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1997 and 1996.

         The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1997 and 1996 were $869 million and $917 million, respectively.

         The Company had lines of credit available from affiliates totaling $600 million at December 31, 1997 and 1996. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $0.2 million for 1997 and $1.0 million for 1996 and 1995. As of December 31, 1997 and 1996, there were no borrowings outstanding under such lines.

         The Company extended lines of credit to affiliates totaling $600 million at December 31, 1997 and 1996. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1997 or 1996.

         The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1997 and 1996, the Company had a balance in the Account of $484 million and $80 million, respectively.

         CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

                                  ILLUSTRATIONS

The following tables show how cash value and death benefit would change over an extended period of time assuming uniform hypothetical investment performances of 0%, 6%, and 12%. If the actual investment performance were to average 0%, 6%, or 12% but were to vary up and down over the period illustrated, the actual cash values and death benefits would vary from those illustrated in the following tables.

These illustrations assume that, over the period illustrated, there are no policy loans made; no partial surrenders are made; no changes are made in the face amount of coverage; no optional coverages, riders or benefits are purchased; no premium payments are made other than the monthly premiums specified in the illustration; no allocation is made to the Fixed Account; no transfers of cash value between Fund Accounts are made beyond 12 per year; monthly cost of insurance charges are as illustrated during each policy year; and the illustrations are based on the specified face amount, age, and premium payments.

Current value illustrations use rates from Section 79 of the Internal Revenue Code with linear interpolation between central ages, and assume the following charges; i) mortality and expense charges of 0.45% effective annual rate assessed daily on the aggregate cash value invested in the Fund Accounts, ii) premium load of 3.00% applied to each premium payment as it is received, iii) monthly administrative fees of $2.20 per month for the duration of the period illustrated plus $1.05 per month for each month in which the Net Cash Value does not exceed $10,000.

Guaranteed illustrations use rates equal to the maximum rates in the Policy based on 150% of the 1980 CSO Male Mortality Table, and assume the following charges: i) mortality and expense charges of 0.90% effective annual rate assessed daily on the aggregate cash value invested in the Fund Accounts, ii) premium load of 5.00% applied to each premium payment as it is received, iii) monthly administrative fees of $5.00 per month for the duration of the period illustrated plus $1.00 per month for each month in which the Net Cash Value does not exceed $10,000.

The last column of the tables shows the amount which would accumulate if an amount equal to each premium payment illustrated were invested, and earned interest, after taxes, at 5% per year compounded annually.

Illustrated values and benefits take into account investment management fees and other expenses of the underlying funds. These investment management fees and other expenses of the underlying funds are illustrated at an assumed effective annual rate of 0.65% of the aggregate cash value in the Fund Accounts.

At present, CIGNA Variable Products Group has agreed to limit total expenses for the investment management fees plus other expenses for the Money Market Fund to 0.50% effective annual charge and for the S&P 500 Index Fund to 0.25% effective annual charge. Although this agreement may end at any time, CIGNA Variable Products Group has represented that this cap on expenses will continue until May 1, 1998, and beyond that date, expenses will be as described in the then current prospectuses of the Money Market Fund and the S&P 500 Index Fund.

Investment management fees and other expenses may be more or less than the assumed rate used for illustration purposes depending upon the allocations made by the Certificate Owner.

The illustrations assume that no federal, state, or local income tax will be charged to CG Variable Life Insurance Separate Account A.

Taking into account the investment management fees and the other expenses of the funds, as described above, the mortality and expense risk charges, the gross rates of return of 0%, 6%, and 12% correspond to actual rates of return of -1.10%, 4.90%, and 10.90% based on the current charge for mortality and expense risks, and to -1.55%, 4.45%, and 10.45% based on the guaranteed maximum charge for mortality and expense risks.

Upon request, the Company will provide comparable illustrations based upon the age of the requesting insured and illustrating the face amount and premium payment requested by the insured. The Company will provide illustrations based on current charges and costs of insurance as well as illustrations based on maximum certificate charges and costs of insurance.

                     GROUP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUE AGE:                           40 YEARS           MONTHLY PREMIUM (1):$100
COVERAGE AMOUNT:                     $100,000

                    Illustration Assuming Current Charges (2)

Gross Investment Return:   0.00%

End of                Annual Premium                                                        Premium
Policy                 paid at $100                                                       Accumulated
Year                   per month                Cash Value  (3)       Death Benefit      at 5% per year
----                 ---------------           ----------------       -------------      --------------
  1                       1200                        944.13             100,944           1,232.26
  2                       1200                      1,863.56             101,864           2,526.13
  3                       1200                      2,758.57             102,759           3,884.69
  4                       1200                      3,615.10             103,615           5,311.18
  5                       1200                      4,433.58             104,434           6,809.00
  6                       1200                      5,214.43             105,214           8,381.71
  7                       1200                      5,958.06             105,958          10,033.05
  8                       1200                      6,664.88             106,665          11,766.96
  9                       1200                      7,318.60             107,319          13,587.57
 10                       1200                      7,919.81             107,920          15,499.21
 11                       1200                      8,469.07             108,469          17,506.42
 12                       1200                      8,966.96             108,967          19,614.00
 13                       1200                      9,414.05             109,414          21,826.96
 14                       1200                      9,791.80             109,792          24,150.57
 15                       1200                     10,104.13             110,104          26,590.35
 16                       1200                     10,358.00             110,358          29,152.13
 17                       1200                     10,544.65             110,545          31,841.99
 18                       1200                     10,664.84             110,665          34,666.35
 19                       1200                     10,683.51             110,684          37,631.92
 20                       1200                     10,601.78             110,602          40,745.78
 25                       1200                      8,329.55             108,330          58,812.09
 30                       1200                      1,060.62             101,061          81,869.78

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUND. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CERTIFICATE YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE SEPARATE ACCOUNT OR THE UNDERLYING FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

--------

(1)      Premiums are assumed to be paid monthly in advance.

(2) Current value illustrations use unismoker rates with monthly cost of insurance as shown, and assume the following charges:i) mortality and expense risk charges of 0.45% effective annual rate assessed daily on the aggregate cash value in invested in the Fund Accounts, ii) premium load of 3.00% applied to each premium payment as it is received, iii) monthly administrative fees of $2.20 per month for the duration of the period illustrated plus $1.05 per month for each month in which the Net Cash Value does not exceed $10,000.

(3) Except for the Surrender Charge, the Cash Surrender Value does not vary from the Cash Value because these illustrations assume that no Policy Loans have been made. The Cash Surrender Value will be $25.00 less than the Cash Value under the Policies for which the Surrender Charge of $25.00 is applied.

                     GROUP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUE AGE:                          40 YEARS           MONTHLY PREMIUM (4): $100
COVERAGE AMOUNT:                    $100,000
                  Illustration Assuming Guaranteed Charges (5)

Gross Investment Return: 0.00 %

End of               Annual Premium                                                        Premium
Policy                Paid at $100                                                       Accumulated
Year                   per month                Cash Value (6)         Death Benefit    at 5% per year
----                 ---------------           ---------------         -------------    --------------
  1                       1200                        590.19             100,590           1,232.26
  2                       1200                      1,130.78             101,131           2,526.13
  3                       1200                      1,620.15             101,620           3,884.69
  4                       1200                      2,054.34             102,054           5,311.18
  5                       1200                      2,430.63             102,431           6,809.00
  6                       1200                      2,747.55             102,748           8,381.71
  7                       1200                      3,001.25             103,001          10,033.05
  8                       1200                      3,189.14             103,189          11,766.96
  9                       1200                      3,308.67             103,309          13,587.57
 10                       1200                      3,352.58             103,353          15,499.21
 11                       1200                      3,314.89             103,315          17,506.42
 12                       1200                      3,183.79             103,184          19,614.00
 13                       1200                      2,950.00             102,950          21,826.96
 14                       1200                      2,599.67             102,600          24,150.57
 15                       1200                      2,121.49             102,121          26,590.35
 16                       1200                      1,507.93             101,508          29,152.13
 17                       1200                        751.58             100,752          31,841.99
 18                       1200                       (154.87)             99,845          34,666.35
 19                       1200                     (1,218.63)             98,781          37,631.92
 20                       1200                     (2,453.89)             97,546          40,745.78
 25                       1200                    (12,016.65)             87,983          58,812.09
 30                       1200                    (29,591.66)             70,408          81,869.78

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUND. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CERTIFICATE YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE SEPARATE ACCOUNT OR THE UNDERLYING FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

--------

(4)      Premiums are assumed to be paid monthly in advance.

(5) Guaranteed illustrations use unismoker rates with the illustrated cost of insurance and assume the following charges: i) mortality and expense risk charges of 0.90% effective annual rate assessed daily on the aggregate cash value invested in the Fund Accounts, ii) premium load of 5.00% applied to each premium payment as it is received, iii) monthly administrative fees of $5.00 per month for the duration of the period illustrated plus $1.00 per month for each month in which the Net Cash Value does not exceed $10,000.

(6) Except for the Surrender Charge, the Cash Surrender Value does not vary from the Cash Value because these illustrations assume that no Policy Loans have been made. The Cash Surrender Value will be $25.00 less than the Cash Value under Policies for which the Surrender Charge of $25.00 is applied.

                     GROUP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUE AGE:                          40 YEARS           MONTHLY PREMIUM (7): $100
COVERAGE AMOUNT:                    $100,000
                    Illustration Assuming Current Charges (8)

Gross Investment Return: 6.00 %

End of                Annual Premium                                                      Premium
Policy                 paid at $100                                                      Accumulated
Year                    per month                 Cash Value  (9)    Death Benefit      at 5% per year
----                 ---------------             ----------------    -------------      --------------
  1                       1200                        974.83             100,975           1,232.26
  2                       1200                      1,982.64             101,983           2,526.13
  3                       1200                      3,025.05             103,025           3,884.69
  4                       1200                      4,088.99             104,089           5,311.18
  5                       1200                      5,175.50             105,175           6,809.00
  6                       1200                      6,285.69             106,286           8,381.71
  7                       1200                      7,420.72             107,421          10,033.05
  8                       1200                      8,581.80             108,582          11,766.96
  9                       1200                      9,752.98             109,753          13,587.57
 10                       1200                     10,944.39             110,944          15,499.21
 11                       1200                     12,150.66             112,151          17,506.42
 12                       1200                     13,369.24             113,369          19,614.00
 13                       1200                     14,600.73             114,601          21,826.96
 14                       1200                     15,826.06             115,826          24,150.57
 15                       1200                     17,044.92             117,045          26,590.35
 16                       1200                     18,256.99             118,257          29,152.13
 17                       1200                     19,461.95             119,462          31,841.99
 18                       1200                     20,659.45             120,659          34,666.35
 19                       1200                     20,812.17             121,812          37,631.92
 20                       1200                     22,917.91             122,918          40,745.78
 25                       1200                     27,274.39             127,274          58,812.09
 30                       1200                     26,925.94             126,926          81,869.78

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUND. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CERTIFICATE YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE SEPARATE ACCOUNT OR THE UNDERLYING FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

--------

(7)      Premiums are assumed to be paid monthly in advance.

(8) Current value illustrations use unismoker rates with monthly cost of insurance as shown, and assume the following charges: I) mortality and expense risk charges of 0.45% effective annual rate assessed daily on the aggregate cash value invested in the Fund Accounts, ii) premium load of 3.00% applied to each premium payment as it is received, iii) monthly administrative fees of $2.20 per month for the duration of the period illustrated plus $1.05 per month for each month in which the Net Cash Value does not exceed $10,000.

(9) Except for the Surrender Charge, the Cash Surrender Value does not vary from the Cash Value because these illustrations assume that no Policy Loans have been made. The Cash Surrender Value will be $25.00 less than the Cash Value under the Policies for which the Surrender Charge of $25.00 is applied.

                     GROUP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUE AGE:                          40 YEARS          MONTHLY PREMIUM (10): $100
COVERAGE AMOUNT:                    $100,000
                  Illustration Assuming Guaranteed Charges (11)

Gross Investment Return: 6.00 %

End of                Annual Premium                                                       Premium
Policy                 Paid at $100                                                      Accumulated
Year                    per month                 Cash Value (12)     Death Benefit     at 5% per year
----                 ---------------             ----------------     -------------     --------------
  1                       1200                      609.45               100,609           1,232.26
  2                       1200                      1,204.25             101,204           2,526.13
  3                       1200                      1,781.28             101,781           3,884.69
  4                       1200                      2,334.83             102,335           5,311.18
  5                       1200                      2,860.19             102,860           6,809.00
  6                       1200                      3,353.63             103,354           8,381.71
  7                       1200                      3,808.82             103,809          10,033.05
  8                       1200                      4,220.37             104,220          11,766.96
  9                       1200                      4,582.66             104,583          13,587.57
 10                       1200                      4,884.89             104,885          15,499.21
 11                       1200                      5,117.01             105,117          17,506.42
 12                       1200                      5,262.39             105,262          19,614.00
 13                       1200                      5,306.11             105,306          21,826.96
 14                       1200                      5,227.68             105,228          24,150.57
 15                       1200                      5,008.14             105,008          26,590.35
 16                       1200                      4,631.38             104,631          29,152.13
 17                       1200                      4,080.58             104,081          31,841.99
 18                       1200                      3,338.15             103,338          34,666.35
 19                       1200                      2,385.76             102,386          37,631.92
 20                       1200                      1,196.84             101,197          40,745.78
 25                       1200                     (9,670.20)             90,330          58,812.09
 30                       1200                    (33,246.46)             66,754          81,869.78

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUND. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CERTIFICATE YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE SEPARATE ACCOUNT OR THE UNDERLYING FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

--------

(10)     Premiums are assumed to be paid monthly in advance.

(11) Guaranteed illustrations use unismoker rates with the illustrated cost of insurance and assume the following charges: i) mortality and expense risk charges of 0.90% effective annual rate assessed daily on the aggregate cash value invested in the Fund Accounts, ii) premium load of 5.00% applied to each premium payment as it is received, iii) monthly administrative fees of $5.00 per month for the duration of the period illustrated plus $1.00 per month for each month in which the Net Cash Value does not exceed $10,000.

(12) Except for the Surrender Charge, the Cash Surrender Value does not vary from the Cash Value because these illustrations assume that no Policy Loans have been made. The Cash Surrender Value will be $25.00 less than the Cash Value under Policies for which the Surrender Charge of $25.00 is applied.

                     GROUP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUE AGE:                          40 YEARS          MONTHLY PREMIUM (13): $100
COVERAGE AMOUNT:                    $100,000
                   Illustration Assuming Current Charges (14)

Gross Investment Return: 12.00 %

End of                Annual Premium                                                      Premium
Policy                 paid at $100                                                      Accumulated
Year                    per month               Cash Value  (15)      Death Benefit    at 5% per year
----                 ---------------           -----------------      -------------    --------------
  1                       1200                      1,004.99             101,005           1,232.26
  2                       1200                      2,104.29             102,104           2,526.13
  3                       1200                      3,308.18             103,308           3,884.69
  4                       1200                      4,612.81             104,613           5,311.18
  5                       1200                      6,029.18             106,029           6,809.00
  6                       1200                      7,569.46             107,569           8,381.71
  7                       1200                      9,247.15             109,247          10,033.05
  8                       1200                     11,083.74             111,084          11,766.96
  9                       1200                     13,079.10             113,079          13,587.57
 10                       1200                     15,243.70             115,224          15,499.21
 11                       1200                     17,596.00             117,596          17,506.42
 12                       1200                     20,156.44             120,156          19,614.00
 13                       1200                     22,947.73             122,948          21,826.96
 14                       1200                     25,974.70             125,975          24,150.57
 15                       1200                     29,263.05             129,263          26,590.35
 16                       1200                     32,841.26             132,841          29,152.13
 17                       1200                     36,740.92             136,741          31,841.99
 18                       1200                     40,997.09             140,997          34,666.35
 19                       1200                     45,610.52             145,611          37,631.92
 20                       1200                     50,620.16             150,620          40,745.78
 25                       1200                     82,896.26             182,896          58,812.09
 30                       1200                    130,252.22             230,252          81,869.78

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUND. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CERTIFICATE YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE SEPARATE ACCOUNT OR THE UNDERLYING FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

--------

(13)     Premiums are assumed to be paid monthly in advance.

(14) Current value illustrations use unismoker rates with monthly cost of insurance as shown, and assume the following charges: i) mortality and expense risk charges of 0.45% effective annual rate assessed daily on the aggregate cash value invested in the Fund Accounts, ii) premium load of 3.00% applied to each premium payment as it is received, iii) monthly administrative fees of $2.20 per month for the duration of the period illustrated plus $1.05 per month for each month in which the Net Cash Value does not exceed $10,000.

(15) Except for the Surrender Charge, the Cash Surrender Value does not vary from the Cash Value because these illustrations assume that no Policy Loans have been made. The Cash Surrender Value will be $25.00 less than the Cash Value under the Policies for which the Surrender Charge of $25.00 is applied.

                     GROUP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUE AGE:                          40 YEARS          MONTHLY PREMIUM (16): $100
COVERAGE AMOUNT:                    $100,000
                  Illustration Assuming Guaranteed Charges (17)

Gross Investment Return: 12.00 %

End of                Annual Premium                                                      Premium
Policy                 Paid at $100                                                      Accumulated
Year                    per month                 Cash Value (18)     Death Benefit     at 5% per year
----                 ---------------             ----------------     -------------     --------------
  1                       1200                        628.38             100,628           1,232.26
  2                       1200                      1,279.35             101,279           2,526.13
  3                       1200                      1,952.74             101,953           3,884.69
  4                       1200                      2,645.82             102,646           5,311.18
  5                       1200                      3,356.85             103,357           6,809.00
  6                       1200                      4,085.18             104,085           8,381.71
  7                       1200                      4,827.54             104,828          10,033.05
  8                       1200                      5,581.59             105,582          11,766.96
  9                       1200                      6,344.77             106,345          13,587.57
 10                       1200                      7,109.15             107,109          15,499.21
 11                       1200                      7,867.26             107,867          17,506.42
 12                       1200                      8,604.50             108,605          19,614.00
 13                       1200                      9,307.30             109,307          21,826.96
 14                       1200                      9,955.59             109,956          24,150.57
 15                       1200                     10,541.30             110,541          26,590.35
 16                       1200                     11,037.29             110,037          29,152.13
 17                       1200                     11,422.95             111,423          31,841.99
 18                       1200                     11,676.61             111,677          34,666.35
 19                       1200                     11,774.35             111,774          37,631.92
 20                       1200                     11,682.13             111,682          40,745.78
 25                       1200                      6,490.15             106,490          58,812.09
 30                       1200                    (13,683.99)             86,316          81,869.78

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUND. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CERTIFICATE YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE SEPARATE ACCOUNT OR THE UNDERLYING FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

--------

(16)     Premiums are assumed to be paid monthly in advance.

(17) Guaranteed illustrations use unismoker rates with the illustrated cost of insurance and assume the following charges: i) mortality and expense risk charges of 0.90% effective annual rate assessed daily on the aggregate cash value invested in the Fund Accounts, ii) premium load of 5.00% applied to each premium payment as it is received, iii) monthly administrative fees of $5.00 per month for the duration of the period illustrated plus $1.00 per month for each month in which the Net Cash Value does not exceed $10,000.

(18) Except for the Surrender Charge, the Cash Surrender Value does not vary from the Cash Value because these illustrations assume that no Policy Loans have been made. The Cash Surrender Value will be $25.00 less than the Cash Value under Policies for which the Surrender Charge of $25.00 is applied.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant, CG Variable Life Insurance Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485 (b) under the Securities Act of 1933, and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Philadelphia and the Commonwealth of Pennsylvania on the 30 day of April, 1998.

(SEAL)                                               CG VARIABLE LIFE INSURANCE
                                                     SEPARATE ACCOUNT A
                                                     ------------------
                                                     (Registrant)

(SEAL)                                               CONNECTICUT GENERAL LIFE
                                                     INSURANCE COMPANY
                                                     -----------------
                                                     (Depositor)

                                                     BY:   /S/ MICHAEL A. JAMES
                                                           --------------------
                                                               MICHAEL A. JAMES

ATTEST:
        ---------------------

        ---------------------
               Title

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURE AND TITLE                                     DATE

/s/ THOMAS C. JONES *                                            April 30, 1998
---------------------------------------------
Thomas C. Jones
President (Principal Executive Officer)

/s/ John Wilkinson *                                             April 30, 1998
---------------------------------------------
John Wilkinson
Vice President and Actuary
(Principal Financial Officer)

/s/ Dominic A. DellaVolpe *                                      April 30, 1998
---------------------------------------------
Dominic A. DellaVolpe
Vice President (Principal Accounting Officer)

/s/ HAROLD W. ALBERT *                                           April 30, 1998
---------------------------------------------
Harold W. Albert, Director

/s/ ROBERT W. BURGESS *                                          April 30, 1998
---------------------------------------------
Robert W. Burgess, Director

/s/ JOHN G. DAY *                                                April 30, 1998
---------------------------------------------
John G. Day, Director

/s/ JOSEPH M. FITZGERALD *                                       April 30, 1998
---------------------------------------------
Joseph M. Fitzgerald, Director

/s/ H. EDWARD HANWAY *                                           April 30, 1998
---------------------------------------------
H. Edward Hanway, Director

/s/ CAROL M. OLSEN *                                             April 30, 1998
---------------------------------------------
Carol M. Olsen, Director

/s/ JOHN E. PACY *                                               April 30, 1998
---------------------------------------------
John E. Pacy, Director

/s/ MARC L. PREMINGER *                                          April 30, 1998
---------------------------------------------
Marc L. Preminger, Director

/s/ PATRICIA L. ROWLAND *                                     April 30, 1998
---------------------------------------------
Patricia L. Rowland, Director



/s/ W. ALLEN SCHAFFER, M.D. *                                 April 30, 1998
---------------------------------------------
W. Allen Schaffer, M. D., Director


 *BY:    /s/Michael A. James
         -------------------
         Michael A. James
         Attorney-in-Fact

PART II

         INFORMATION NOT REQUIRED IN PROSPECTUS UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

         RULE 484 UNDERTAKING

         The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

         Connecticut Law: Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.") Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33-320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is: (i) is or was a director or officer of the corporation; (ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as "enterprise"), other than an employee benefit plan or trust; or (iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary of an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard.The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

         According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorney's fees, actually incurred by him in connection with the proceeding, or any appeal therein,

         IF AND ONLY IF he acted (i) in good faith and (ii) in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or (ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S. Section 33-320a may be made (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, or (iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

         For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust.

         Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

         In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, C.G.S. Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to be appropriate.

         Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

         C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

         Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. Notwithstanding the above, C.G.S. Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon.

         The directors and officers may also be covered by an errors and omissions or other insurance policies. The Bylaws of CIGNA Corporation provide that any person who at any time serves as a director or officer of the Company or any majority owned ultimate subsidiary of CIGNA Corporation shall be indemnified or reimbursed against and for any and all claims for which they become subject by reason of such service.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         REPRESENTATIONS UNDER SECTION 26 (e) OF THE INVESTMENT COMPANY ACT OF 1940.

         The fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

                  This Registration Statement is comprised of the following documents:

                  The Facing Sheet.


                  The Prospectus consisting of 79 pages.

                  The undertaking to file reports.

                  The undertaking pursuant to Rule 484 under the Securities Act of 1933.

                  The signatures.

                  Powers of Attorney.

                  The following Exhibits:

                  1. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

                           A. (1) Resolution of Board of Directors of
                           Connecticut General Life Insurance Company establishing the Separate Account. Incorporated by reference to Exhibit 1 A (1) Registration Statement on Form S-6 (File Number 33-609670) filed July 11, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor. )

                                    (2)      Not Applicable.

                                    (3)      Distributing contracts:

                                             (a)      Distribution Agreement
                                                      between Connecticut
                                                      General Life Insurance
                                                      Company and CIGNA
                                                      Financial Services, Inc. -

                                             (b)      Not Applicable.

                                             (c)      Not Applicable.

                                    (4)      Not Applicable.

                                    (5)      Group Variable Universal Life
                                             Insurance Policy - Incorporated by
                                             Reference to Exhibit 5 of Post

                                             Effective Amendment #1 to the
                                             Registration Statement on Form S-6
                                             (File Number 33-609670) filed April
                                             25, 1997 by CG Variable Life
                                             Insurance Separate Account A as
                                             Registrant and Connecticut General
                                             Life Insurance Company as
                                             Depositor.

                                    (6)      (a)      Certificate of
                                                      Incorporation of
                                                      Connecticut General Life
                                                      Insurance Company
                                                      -Incorporated by Reference
                                                      to Exhibit #6 (b) of Post
                                                      Effective Amendment #1 to
                                                      Registration Statement on
                                                      Form N-4 (File Number
                                                      33-83020) filed June 22,
                                                      1995 by CG Variable
                                                      Annuity Separate Account
                                                      II as Registrant and
                                                      Connecticut General Life
                                                      Insurance Company as
                                                      Depositor.

                                             (b)      By-laws of Connecticut
                                                      General Life Insurance
                                                      Company - Incorporated by
                                                      Reference to Exhibit #6
                                                      (b) of Post Effective
                                                      Amendment #1 to
                                                      Registration Statement on
                                                      Form N-4 (File Number
                                                      33-83020) filed June 22,
                                                      1995 by CG Variable
                                                      Annuity Separate Account
                                                      II as Registrant and
                                                      Connecticut General Life
                                                      Insurance Company as
                                                      Depositor.

                                    (7)      Not Applicable.

                                    (8)      Participation Agreements between
                                             Separate Account and underlying
                                             Investment Companies - Incorporated
                                             by reference to Exhibit 8 of
                                             Registration Statement on Form S-6
                                             (File Number 33-609670) filed July
                                             11, 1995 by CG Variable Life
                                             Insurance Separate Account A as
                                             Registrant and Connecticut General
                                             Life Insurance Company as
                                             Depositor.

                                    (9)      Not Applicable.

                                    (10)     Form of Application for Group
                                             Variable Universal Life Insurance
                                             Policy. - Incorporated by reference
                                             to Exhibit 10 to Pre-effective
                                             Amendment #2 to Registration
                                             Statement on Form S-6 (File Number
                                             33-609670) filed December 22, 1995
                                             by CG Variable Life Insurance
                                             Separate Account A as Registrant
                                             and Connecticut General Life
                                             Insurance Company as Depositor.

                                    (11)     Memorandum describing Connecticut
                                             General Life Insurance Company's
                                             issuance, transfer, and redemption
                                             procedures for the Policy
                                             Incorporated by reference to
                                             Exhibit 11 Registration Statement
                                             on Form S-6 (File Number 33-609670)
                                             filed December 22, 1995 by CG
                                             Variable Life Insurance Separate
                                             Account A as Registrant and
                                             Connecticut General Life Insurance
                                             Company as Depositor.

                           B.       (1)      Not Applicable.

                                    (2)      Not Applicable.

                           C.       Not Applicable.

                  2. Opinion of Counsel as to the legality of the securities being registered.

                  3.       Not Applicable.

                  4.       Not Applicable.

                  5. Opinion and Consent of Benjamin Clement as to actuarial matters pertaining to the securities being registered.

                  6.       Consent of Price Waterhouse LLP.

                  7. Consent of counsel opining as to the legality of the securities being registered - see Exhibit 2.


                  8. Opinion and consent of Jorden Burt Boros Cicchetti Berenson & Johnson.